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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

September 30, 2006

Classes A, B, C, I, M, O, Q and R

Fixed Income Funds

■  ING GNMA Income Fund

■  ING High Yield Bond Fund

■  ING Intermediate Bond Fund

■  ING National Tax-Exempt Bond Fund

Money Market Funds

■  ING Classic Money Market Fund

■  ING Institutional Prime Money Market Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	14

Statements of Assets and Liabilities	17

Statements of Operations	21

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	39

Portfolios of Investments	54

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PRESIDENT'S LETTER

JAMES M. HENNESSY

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the "Fed") has stopped a two-year trend of raising interest rates. That string of 17 consecutive rate hikes was interpreted by many analysts as a sign that the Fed was concerned about containing inflation.

The Fed's latest actions put us in a climate that economist refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index experienced significant growth in the three months following the decrease of Fed interest rates.1

Although past market performance cannot guarantee future market success, I believe the arrival of a "plateau" offers one more reason to be optimistic about the future. So far in 2006, we have seen robust corporate earnings, significant levels of dividend payouts on the part of companies and impressive merger and acquisition announcements.

Whatever the future holds and whatever the economic climate, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

James M. Hennessey
President
ING Funds
October 27, 2006

1 Research provided by ING Investment Management Co. based on S&P 500® Index performance 1987-2006.

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2006

It did not take long for U.S. fixed income investors to start scratching their heads. At the start of our new fiscal year, the feet of the new Federal Reserve Board (the "Fed") Chairman Dr. Ben Bernanke had seemed already to be firmly under the desk, as in March, the Federal Open Market Committee ("FOMC") had raised rates for the fifteenth time since June 2004. However, the minutes from the March meeting said that the end of the tightening cycle was near, and by the end of April, Dr. Bernanke himself seemed to hint at a pause after May. The statement issued with the sixteenth rate increase on May 10 also suggested somewhat ambivalently, that this was possible. Meanwhile the price of oil and other commodities (and stock markets) had been making new records. The combination of inflationary pressures and a Fed about to go on hold lifted the yield on the ten-year Treasury note/bond through 5% for the first time in nearly four years, to 5.19% on May 12. Importantly, the spread over the three-month Treasury Bill yield was now at its high for the year, as many began to wonder if Dr. Bernanke was just a little bit soft on inflation. Dr. Bernanke's reputation was taking a knock. The respected academic who espoused plain-speaking openness to make policy clear had succeeded in achieving the opposite. He needed to re-establish his inflation fighting credentials by going on the offensive.

About a week later, after another high core Consumer Price Index figure, a Federal Reserve official cast doubt on an FOMC pause. Over the next few weeks he would be joined by every one of his colleagues, each of whom pointedly stressed that inflation was the prime concern. By June 13, the ten-year Treasury yield was back below 5% and the curve inverted over much of its range. Investors feared that with all this tough talk the FOMC would now have to keep raising rates, even as the economy was obviously cooling, evidenced by a shockingly weak employment report on June 2 and a slumping housing market that had driven so much of the consumer spending in recent years. So the seventeenth interest rate increase to 5.25% on June 29 surprised no one, and the month ended with every yield on the Treasury curve lower than the federal funds rate: the market's vote that the FOMC had already gone too far.

The announcement accompanying the increase however, had been couched in relatively mild language. Could the FOMC now, at last, be done?

Not everyone believed it and the doubts intensified when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14. The next FOMC meeting was August 8 and with only a week to go, futures contracts were still signaling a rate increase in the balance. But the flow of data, especially on housing, had pointed almost without exception to cooling demand and gross domestic product ("GDP") growth in the second quarter was in fact reported to have slipped to 2.5%. Finally, a tame employment report on August 4 showed the unemployment rate up and wage growth benign. Most commentators felt that this had now eliminated the chance of another rate increase, even as British Petroleum's closure of the Prudhoe Bay oilfield on August 7 caused the oil price to take another run at a record, failing by just 5 cents per barrel. At the August 8 meeting, the FOMC did indeed leave rates unchanged, citing the 17 prior increases and "other factors restraining aggregate demand". Those factors became increasingly evident and it was soon the consensus view that the FOMC got it right. Housing data continued to deteriorate, with the first drop in home prices in 11 years, falling sales and record inventories of unsold homes. The FOMC even referred at its September 19 meeting, to the role a vibrant housing market had played in spurring GDP growth, and again took no action. The perception of a weakening economy sent (especially longer) rates onto a downward trajectory and as September drew to a close, the three-month Treasury Bill yield exceeded that of the ten-year Treasury Note by the most since January 2001. For the six months ended September 30, 2006, the ten-year yield fell by 22 basis points ("bps") to 4.63% while the three-month rose by 25 bps to 4.76%. The broader Lehman Brothers Aggregate Bond Index (1) returned 3.73%, the Lehman Brothers High Yield Bond Index (2) 4.40%.

After the best first calendar quarter since 1998 for global equities, reality had set in by mid-May as investors were gripped by fears described above that inflation fighting central bankers would raise interest rates by more than enough to choke off global growth. But from a low point a month later, stock markets found reasons to form a base and recover. In the U.S., it was high and rising corporate profits. The same could be said for Continental Europe, despite a hawkish European Central Bank, plus improving economic fundamentals. Markets were also supported by broadly based merger and acquisition initiatives. This helped UK stocks as did a recovery in housing prices. All markets cheered the FOMC's pause, while after the failed attempt at a new record on August 7,

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2006

oil prices slid more than 18% by September 30 as seasonal and political pressures eased. Only Japan, burdened by the first increase in interest rates in six years, could not eke out a gain. For the six-month period ended September 30, 2006 the Morgan Stanley Capital International ("MSCI") World® Index (3) in local currencies, including net reinvested dividends, returned 1.8%).

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND

PORTFOLIO MANAGERS' REPORT

The ING GNMA Income Fund (the "Fund") seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Denis P. Jamison, CFA, Senior Vice President and Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the U.S. government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six months ended September 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 3.09% compared to the Lehman Brothers Mortgage-Backed Securities Index, which returned 3.64% for the same period.

Portfolio Specifics: The bond market went on a rollercoaster ride during the six-month period ended September 30. Worries about higher inflation and the extent to which the U.S. Federal Reserve Board (the "Fed") would tighten monetary supply colored prices during the period. Bond yields rose steadily until mid-June, at which point they moved back to levels seen in the spring as investors perceived an imminent change in Fed monetary policy.

The Fund performed well during this period, although it was unable to keep up with its broad mortgage benchmark because the return on GNMA securities lagged those of Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") mortgages. It's worth noting that this same disparity occurred in 2005, but the gap in the relative returns among the mortgage groups closed in the final quarter. Hopefully, this scenario will play out again this year. Despite underperforming its benchmark, the Fund maintained a strong competitive position relative to its peer group.

There was an exceptionally strong bid for call protected multi-family GNMA mortgages during much of the second and third quarters. Dealers were anxious to buy these securities in order to place them into collaterized mortgage obligations. We steadily sold during this period, realizing a gain of about $1.2 million for these securities. In addition, our U.S. Treasury bond trading activity was quite profitable, generating $1 million in capital gains. Our multi-family loan portfolio is now down to about $30 million, versus more than $100 million as of March 31, 2006.

GNMA mortgages were hammered in the second quarter, posting a return of -0.4% compared with slight gains for FNMA and FHLMC securities. GNMAs didn't make up any of this lost ground during the summer. The Fund must hold 80% of its assets in GNMA securities while the Lehman Brothers Mortgage-Backed Securities Index has only a 10% exposure to the sector.

Institutional investors, especially foreign based ones new to the U.S. mortgage market, increasingly are viewing the full, faith and credit guaranteed GNMA mortgages as interchangeable with the agency guaranteed FHLMC and FNMA securities. This has been clearly reflected in a narrowing of the price spread between these securities. For example, on January 20, 2006 GNMA 5.5% mortgages were 1 5/8% richer than their FNMA cousins. By the end of the third quarter, this spread had narrowed to 2 6/32%. Unfortunately, for GNMA investors, the spread could get even narrower. The securities have traded as tight as a quarter of a point apart during the last four years.

Current Strategy and Outlook: While rollercoaster rides are very exciting, especially when you're falling, you ultimately end the ride where you began. This sums up our feelings about the current bond market. Over the next few quarters, we believe will likely see plenty of small rallies and reversals but little market direction. We expect investors will get frustrated by the lack of change in Fed monetary policy and become bullish on one-off signs of economic weakness. Directionless markets usually offer lots of opportunities to take short-term trading profits. We intend to maintain a 10%-plus liquidity position in order to have readily available funds to purchase longer-dated U.S. Treasury bonds as oversold conditions develop. With the yield curve inverted, this strategy entails little cost in terms of current income and believe there are profits to be made. We also feel that newly minted project loans offer little value compared with single family mortgages. Accordingly, we are not going to rebuild our position as we expect sales of multi-family loans will not be positive going forward.

Investment Types
as of September 30, 2006

(as a percent of net assets)

U.S. Government Agency Obligations	83.0%
U.S. Treasury Bills	14.5%
U.S. Treasury Obligations	3.2%
Other Assets and Liabilities, Net	(0.7)%
Total	100.0%

Portfolio holdings are subject to change daily.

ING GNMA INCOME FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended September 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B October 6, 2000		Since Inception of Class C October 13, 2000		Since Inception of Class I January 7, 2002		Since Inception of Class M February 23, 2001		Since Inception of Class Q February 26, 2001
Including Sales Charge:
Class A(1)	(1.00)%	2.95%	5.52%	—		—		—		—		—
Class B(2)	(1.76)%	2.83%	—	4.56%		—		—		—		—
Class C(3)	2.19%	3.18%	—	—		4.64%		—		—		—
Class I	4.25%	—	—	—		—		4.71%		—		—
Class M(4)	(0.04)%	2.74%	—	—		—		—		3.65%		—
Class Q	3.86%	4.00%	—	—		—		—		—		4.81%
Excluding Sales Charge:
Class A	3.92%	3.95%	6.04%	—		—		—		—		—
Class B	3.18%	3.16%	—	4.70%		—		—		—		—
Class C	3.18%	3.18%	—	—		4.64%		—		—		—
Class I	4.25%	—	—	—		—		4.71%		—		—
Class M	3.27%	3.43%	—	—		—		—		4.25%		—
Class Q	3.86%	4.00%	—	—		—		—		—		4.81%
Lehman Brothers Mortgage-Backed Securities Index(5)	4.19%	4.53%	6.29%	5.79	%(6)	5.79	%(6)	4.76	%(7)	5.12	%(8)	5.12	%(8)

Based on a $10,000 initial investment, the table above illustrates the total return of ING GNMA Income Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1% for the 1 year, 5 year and since inception returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(6) Since inception performance for index is shown from October 1, 2000.

(7) Since inception performance for index is shown from January 1, 2002.

(8) Since inception performance for index is shown from March 1, 2001.

ING HIGH YIELD BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING High Yield Bond Fund (the "Fund") seeks to provide investors with a high level of current income and total return. The Fund is managed by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended September 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 3.19% compared to the Lehman Brothers High Yield Bond Index and the Lehman Brothers High Yield Bond Index — 2% Issuer Constrained, which returned 4.33% and 3.69%, respectively, for the same period.

Portfolio Specifics: Over the last six months, activity in the U.S. Treasury market has highlighted the uncertainty in the direction of the U.S. economy. In April, the bond market was attuned to contrasting signs of economic vigor and comments by the Federal Reserve Board (the "Fed") perceived as dovish. Fed Chairman Ben Bernanke's statement that "at some point in the future the Committee may decide to take no action at one or more meetings in the interest of allowing more time to receive information relevant to the outlook" was widely interpreted as a likely pause in interest rates in June. First quarter GDP indicated that the economy grew at a 4.8% real annualized pace — although this strong number must be coupled with the very weak 1.7% 4th quarter result in 2005 for a clearer picture. Data from the domestic manufacturing sector continues to surprise on the upside, and consumer confidence was unfazed by spiraling energy costs. This combined with increasing inflation metrics, caused concern in the bond market, driving rates up 30-40 basis points across the curve.

By June, the market focus shifted to concerns of a weakening economy. Less than inspiring reports on payrolls, consumer spending, Institute of Supply Management surveys of business activity, and construction outlays pointed to some softness. Despite these anemic reports, wage gains are clearly evident and inflation remains above tolerances. The Federal Open Market Committee (the "FOMC") did, however, raise the overnight rate to 5.25% at their June 29th meeting, but the FOMC introduced some "dovish" language that might be interpreted as more cautious on the economic picture. Weakening economic indicators, combined with the Fed statements, set the table for a Treasury rally in third quarter. During the quarter, the Treasury market erased the second quarter losses, with the 10 year Treasury rallying 50 basis points.

Like the U.S. Treasury market, the high-yield market found a catalyst in the Fed's decision to hold rates where they were and was able to provide investors with positive total returns, as the market took the dovish signals from the Fed as a cue to regain an appetite for risk. For the last six months, the Lehman High Yield 2% Issuer-Constrained Index had a total return of 3.69%. Treasury-relative returns remained positive at 0.22%. Year-to-date, the high-yield market generated a very respectable total return of 6.39% with an excess return of 3.76%. During the period, lower quality issuance outperformed higher quality, as distressed securities outperformed the benchmark by 1.57% and CCC-rated securities on average outperformed the benchmark by 2.45%. During the six months, B-rated and BB-rated issues on average underperformed by 0.20% and 0.75%, respectively.

The Fund continues to be overweight the middle tier B-rated part of the universe and underweight BBs and distressed. This weighting had a neutral impact on the Fund during the period as the benefit of being underweight high-quality issuance was offset by the impact of being underweight the lowest quality part of the universe. The Fund continued to benefit from a strategic overweight in cable, as the sector outperformed the benchmark by 6.40% for the period. The sector showed signs of fundamental improvement during the period. In addition, the Fund shifted from an underweight to an overweight position in automotives. For the period, the industry outperformed the benchmark by 7.23%. The negative impact of being underweight during the first part of the six month period was offset by the benefit of being overweight during the latter half.

Current Outlook and Strategy: The Fed's decision to stop raising rates in August and September fostered a new market consensus for the timing of future rate hikes, with many observers forecasting this pause could last for sometime due to the softness in the residential real estate market and related industries. Indeed, some observers contend that the Fed's next move will be to ease rates sometime in the first quarter of 2007. At present, we disagree with that view. We believe the swift downturn in most residential housing measures clearly has the FOMC concerned, and may well be the primary reason for the Fed's continuing pause. Energy and base metal prices have come off their highs, although this may have more to do with the end of the summer driving season and a decrease in commodity speculation than a barometer of economic activity.

Just like Pluto's reclassification from a planet to asteroid due to its stature, inflation is being perceived as insufficient in size to be of a major concern. Yet, inflation may re-emerge as an issue for policy makers in the future. However, the Fed seems willing to wait for irrefutable evidence, and is more concerned about a slowdown in growth than a rise in core CPI. Nevertheless, the economic climate presents a dilemma to the FOMC, whose next move will be highly dependent on incoming data and its ongoing assessment of the real estate slowdown.

Despite some concerns of a large expected new issue calendar, we believe that accounts have ample cash to put to work for the rest of the year. Fundamentally, we believe the outlook remains relatively favorable for the high yield market as we approach what is likely the mid-point of this credit cycle. As a result, we believe that the market is likely to remain stable through the fourth quarter, despite entering a historically volatile season. We continue to believe that the biggest threat to spreads would come from unwelcome increases in future inflationary data which could present the FED with difficult choices in the event of a continued slowing of the economy with rising inflationary pressures.

Top Ten Industries
as of September 30, 2006

(as a percent of net assets)

Media	15.5%
Telecommunications	11.2%
Diversified Financial Services	10.9%
Chemicals	7.5%
Commercial Services	4.9%
Entertainment	4.7%
Retail	4.3%
Forest Products & Paper	4.2%
Electric	3.2%
Healthcare - Services	2.7%

Portfolio holdings are subject to change daily.

ING HIGH YIELD BOND FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended September 30, 2006
	1 Year	5 Year	Since Inception December 15, 1998
Including Sales Charge:
Class A(1)	1.41%	6.87%	5.27%
Class B(2)	0.63%	6.87%	5.15%
Class C(3)	4.62%	7.19%	5.16%
Excluding Sales Charge:
Class A	6.41%	7.93%	5.93%
Class B	5.61%	7.17%	5.15%
Class C	5.61%	7.19%	5.16%
Lehman Brothers High Yield Bond Index(4)	8.07%	10.51%	6.04	%(6)
Lehman Brothers High Yield Bond Index — 2% Issuer Constrained(5)	7.23%	10.54%	14.10	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING High Yield Bond Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(5) This index is the 2% Issuer Cap component of the Lehman Brothers High Yield Bond Index.

(6) Since inception performance for index is shown from December 1, 1998.

ING INTERMEDIATE BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by James B. Kauffmann, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended September 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 3.12% compared to 3.73% for the Lehman Brothers Aggregate Bond ("LBAB") Index.

Portfolio Specifics: The LBAB Index posted a total return of 3.73% during the six-month period which was characterized by a marked shift in market sentiment. In the second quarter, the bond market was acutely attuned to contrasting signs of economic vigor and a perceived dovish posture by the U.S. Federal Reserve Board ("Fed"). By the third quarter, the great guessing game focused on the decline in the U.S. residential real estate market and the perceived end of the Fed's tightening cycle. After 17 consecutive rate hikes, the Federal Open Market Committee ("FOMC") decided not to raise the federal funds rate at its August and September meetings, keeping it at 5.25%. Markets quickly forecast the Fed cutting rates as soon as December, despite core inflation remaining above the Fed's comfort zone. During the period, the collapse of Amaranth, an energy trading hedge fund, was also a notable event. Energy prices moved lower during the period, pleasing consumers but not investors with energy exposure. A record level of corporate debt was issued. The yield curve inverted leaving short-term interest rates higher than long-term. The yield on the two-year Treasury declined 0.13% to close at 4.68%; the yield on the five-year Treasury declined 0.23% to close at 4.58%; and the yield on the ten-year Treasury declined 0.22% to close at 4.63%.

Two major themes dominated the Fund's performance during the period. Tactical overweight positions in securitized assets such as mortgage-backed securities — especially adjustable rate mortgages and commercial mortgage-backed securities — helped the Fund, while the Fund's short duration acted as a drag. Duration positioning was the main reason for the Fund's underperformance especially in the latter part of the period.

The portfolio was underweight longer-dated corporate bonds in the face of miniscule yield spreads, or risk compensation; however, tactical allocations to longer maturity credits helped performance. We fared relatively well during the late May and early June market hiccup. A brief sell-off in riskier assets worldwide soon abated, yet the Fund's position in some foreign banks and trusts was not beneficial. During July, by contrast, a small exposure to a large re-insurer had a slight negative impact on the portfolio as Hurricane Ernesto, the only major notable storm in a benign hurricane season compared to 2005, developed and then faded. A minor position in a pipeline company whose previously announced leveraged buyout was re-priced also acted as a slight drag. A long-dated utility and several minerals extractors in South America performed well on a relative basis.

The Fund had a small high yield position, but the high yield bond market outperformed the broader market, indicating that a more sizable commitment was warranted. The same can be said for emerging market debt which performed well during the period.

Current Outlook and Strategy: The Fed's decision to stop raising rates in August and September fostered a new market consensus for the timing of future rate hikes, with many observers forecasting this pause could last for some time due to the softness in the residential real estate market and related industries. Indeed, some observers contend that the Fed's next move will be to ease rates sometime in the first quarter of 2007. At present, we disagree with that view. The swift downturn in most residential housing measures clearly has the FOMC concerned and may well be the primary reason for the Fed's continuing pause. Energy and base metal prices have come off their highs, although this may have more to do with the end of the summer driving season and a decrease in commodity speculation than a barometer of economic activity.

Just like Pluto's reclassification from a planet to an asteroid due to its stature, inflation is being perceived as insufficient in size to be of a major concern. Yet inflation may re-emerge as an issue for policy makers in the future. The Fed seems willing to wait for irrefutable evidence, and is more concerned about a slowdown in growth than a rise in the core consumer price index (CPI). Nevertheless, the economic climate presents a dilemma to the FOMC, whose next move will be highly dependent on incoming data and its ongoing assessment of the real estate slowdown. We believe that the yield curve will become steeper, and anticipate that long-term rates will rise more than short-term rates. While this stance may be a bit early, the position is not hindered by elapsed time or forgone yield. The portfolio is shorter in duration than the index.

We believe that corporate bond investors are not being adequately compensated for risk in the present market. Mergers and acquisition announcements as well as news of firms taking themselves private continue unabated. Such actions by companies are rarely good news for corporate bondholders. Yet credit spreads remain generally tight in the face of some $200 billion of new leveraged buyouts. The credit portfolio remains defensively positioned with a slight underweight. Our mortgage team has constructed a portfolio designed to offset an increase in volatility with a particular focus on ARMs and structured product such as collateralized mortgage obligations. The portfolio's mortgage sector position is now neutral relative to the index.

Investment Types
as of September 30, 2006

(as a percent of net assets)

U.S. Government Agency Obligations	31.4%
Collateralized Mortgage Obligations	28.1%
Corporate Bonds/Notes	25.3%
U.S. Treasury Obligations	11.9%
Asset-Backed Securities	6.7%
Repurchase Agreement	4.8%
Preferred Stock	2.0%
Municipal Bonds	0.7%
Other Assets and Liabilities, Net*	(10.9)%
Total	100.0%

* Includes short-term investment related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING INTERMEDIATE BOND FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended September 30, 2006
	1 Year	5 Year	Since Inception of Class A, B and C December 15, 1998		Since Inception of Class I January 8, 2002		Since Inception of Class O August 13, 2004		Since Inception of Class R March 16, 2004
Including Sales Charge:
Class A(1)	(1.65)%	4.27%	5.77%		—		—		—
Class B(2)	(2.42)%	4.16%	5.62%		—		—		—
Class C(3)	1.52%	4.52%	5.64%		—		—		—
Class I	3.59%	—	—		5.61%		—		—
Class O	3.17%	—	—		—		3.39%		—
Class R	3.02%	—	—		—		—		2.60%
Excluding Sales Charge:
Class A	3.28%	5.29%	6.43%		—		—		—
Class B	2.49%	4.48%	5.62%		—		—		—
Class C	2.51%	4.52%	5.64%		—		—		—
Class I	3.59%	—	—		5.61%		—		—
Class O	3.17%	—	—		—		3.39%		—
Class R	3.02%	—	—		—		—		2.60%
Lehman Brothers Aggregate Bond Index(4)	3.67%	4.81%	5.51	%(5)	5.06	%(6)	4.01	%(7)	2.85	%(8)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Intermediate Bond Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(5) Since inception performance for index is shown from December 1, 1998.

(6) Since inception performance for index is shown from January 1, 2002.

(7) Since inception performance for index is shown from August 1, 2004.

(8) Since inception performance for index is shown from April 1, 2004.

ING NATIONAL TAX-EXEMPT BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING National Tax-Exempt Bond Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital. The Fund is managed by Robert Schonbrunn, Portfolio Manager, Karen Cronk, Managing Director and Portfolio Manager, and Rink Kilbride, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended September 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 3.10% compared to the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index, which returned 3.44% and 3.73%, respectively, for the same period.

Portfolio Specifics: The most significant factor that impacted the municipal bond market over the past six months was the change in the direction of interest rates. In the second quarter interest rates moved higher as the Federal Reserve Board ("Fed") continued to raise the federal funds rate. However, after seventeen consecutive rate increases, the Fed paused in August, and interest rates declined in the third quarter. In March, the Fund was positioned defensively and had a relatively low level of sensitivity to interest rate changes. Toward the end of the second quarter, we gradually shifted the portfolio into longer-term issues to increase the Fund's sensitivity to interest rate changes in anticipation of a shift in rates. This strategy had a positive impact on the portfolio by offsetting the negative effect of rising interest rates earlier in the period and also positioned the portfolio to benefit from the rate decline in the third quarter. The relationship of short to long rates, known as the yield curve, flattened as short rates rose faster than longer rates. The portfolio held overweight positions in both short-term and long-term bonds with relatively little in the intermediate maturity sector. This barbell structure performed well as the yield curve flattened. Lower-quality bonds outperformed higher-quality bonds earlier in the year, but became over-valued as interest rates declined. The Fund participated in the lower-quality sector with BBB-rated hospital and tobacco issues during the second quarter. However, we recently shifted the portfolio into higher-quality issues such as municipal housing issues that generate relatively high yields and serve as a replacement for lower-quality bonds. The Fund's yield to maturity of 4.17% was competitively high and positively contributed to the Fund's total return over the period.

Current Strategy and Outlook: We believe there is a high probability that the Fed has completed its two-year program to control the risk of rising inflation. This policy shift has positive longer-term implications for the bond market as interest rates are likely to decline. Weakness in the housing market and the broader impact of lower housing asset values on consumer sentiment and consumer spending will dampen economic activity and should hold inflation at acceptable levels. In the near term, while some analysts are concerned that rising labor costs may extend the period before interest rates decline, we believe the longer-term trend may favor generally lower interest rates. In this environment, we are maintaining a higher sensitivity to interest rate movements using longer-maturity bonds which will enable us to participate in the potential drop in rates and also to earn the higher yields available on longer-term bonds. We are gradually shifting assets from the longer and shorter ends of the yield curve and building up the intermediate maturity sector to improve yields. We expect to maintain our focus on higher-quality bonds until yields on the lower-quality sectors widen to more attractive levels.

ING NATIONAL TAX-EXEMPT BOND FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended September 30, 2006
	1 Year	5 Year	Since Inception November 8, 1999
Including Sales Charge:
Class A(1)	(1.50)%	3.26%	4.42%
Class B(2)	(2.24)%	3.17%	4.37%
Class C(3)	1.69%	3.52%	4.39%
Excluding Sales Charge:
Class A	3.45%	4.28%	5.17%
Class B	2.68%	3.51%	4.37%
Class C	2.67%	3.52%	4.39%
Lehman Brothers Municipal Bond Index(4)	4.45%	5.17%	6.29	%(6)
Lehman Brothers Aggregate Bond Index(5)	3.67%	4.81%	6.27	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING National Tax-Exempt Bond Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for index is shown from November 1, 1999.

ING CLASSIC MONEY MARKET FUND

PORTFOLIO MANAGERS' REPORT

ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current return, consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: After seventeen consecutive quarter-point increases in the federal funds rate, the Federal Open Market Committee ("FOMC") voted to keep the rate at 5.25% at its August 8th and September 20th meetings. The FOMC indicated that economic growth could be expected to slow due to a decline in the housing market and higher energy prices. Inflation continues to increase, albeit at a slower pace, and is above the perceived Federal Reserve Board ("Fed") comfort zone remaining a concern to both the Fed and the markets. But, while inflation is a concern, the market has shifted from pricing in a potential Fed increase to pricing in a potential Fed rate cut in late 2006 or early 2007. Short-term money market security yields have declined accordingly.

Our primary investment strategy, which we have had in place since the second half of 2004, did not change significantly during the period. The Fund benefited from interest-rate sensitive floating-rate securities owned throughout the six-month period. In addition to our emphasis on floating-rate securities, we continued to focus on very short maturity securities that typically performed well in a rising rate environment. We made selective purchases in the two-to-three month maturity range only when the market fully priced in future Fed rate increases. For a brief period in June, the market priced in a more aggressive Fed funds rate with the 1-Year London Interbank Offered Rate nearing 5.80%. We took the opportunity to extend the Fund's weighted average maturity ("WAM") from approximately 20 days to 40 days by investing approximately 5% of the Fund in fixed-rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC's rate posture during the third quarter, and the markets' reaction to such a shift. The fixed-rate securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of the longer-term fixed-rate securities at a gain during the third quarter as the market priced in future Fed rate cuts. We ended the quarter with a WAM of 31 days.

Current Strategy and Outlook: Statements released by the Fed after each FOMC meeting indicated that the central bank was still concerned with the risks associated with rising inflation. Fed committee members, including Chairman Ben Bernanke, have also continued to express concerns about inflation during recent speeches and public appearances. The market seemed to ignore these concerns, and instead focused on the housing decline and its potential impact on future economic growth. We believe that the market has over reacted. There is still the potential that inflation will become more of a concern and the Fed could be forced to either hold rates where they are for an extended period of time or even raise them. We expect more opportunities in the near-term to extend our weighted average maturity at higher yields than what is currently priced into the market for short-term money market securities.

ING INSTITUTIONAL PRIME MONEY MARKET FUND

PORTFOLIO MANAGERS' REPORT

The ING Institutional Money Market Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: After seventeen consecutive quarter-point increases in the federal funds rate, the Federal Open Market Committee ("FOMC") voted to keep the rate at 5.25% at its August 8th and September 20th meetings. The FOMC indicated that economic growth could be expected to slow due to a decline in the housing market and higher energy prices. Inflation continues to increase, albeit at a slower pace, and is above the perceived Federal Reserve Board's ("FED") comfort zone remaining a concern to both the Fed and the markets. But, while inflation is a concern, the market has shifted from pricing in a potential Fed increase to pricing in a potential Fed rate cut in late 2006 or early 2007. Short-term money market security yields have declined accordingly.

Our primary investment strategy, which we have had in place since the second half of 2004, did not change significantly during the period. The Fund benefited from interest-rate sensitive floating-rate securities owned throughout the six-month period. In addition to our emphasis on floating-rate securities, we continued to focus on very short maturity securities that typically performed well in a rising rate environment. We made selective purchases in the two-to-three month maturity range only when the market fully priced in future Fed rate increases. For a brief period in June the market priced in a more aggressive fed funds rate with the 1-Year London Interbank Offered Rate nearing 5.80%. We took the opportunity to extend the Fund's weighted average maturity (WAM) from approximately 20 days to 40 days by investing approximately 10% of the Fund in fixed-rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC's rate posture during the third quarter, and the markets' reaction to such a shift. The fixed-rate securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of the longer-term fixed-rate securities at a gain during the third quarter as the market priced in future Fed rate cuts. We ended the quarter with a WAM of 31 days.

Current Strategy and Outlook: Statements released by the Fed after each FOMC meeting indicated that the central bank was still concerned with the risks associated with rising inflation. Fed committee members, including Chairman Ben Bernanke, have also continued to express concerns about inflation during recent speeches and public appearances. The market seemed to ignore these concerns, and instead focused on the housing decline and its potential impact on future economic growth. We believe that the market has over reacted. There is still the potential that inflation will become more of a concern and the Fed could be forced to either hold rates where they are for an extended period of time or even raise them. We expect more opportunities in the near-term to extend our weighted average maturity at higher yields than what is currently priced into the market for short-term money market securities.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 to September 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GNMA Income Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,030.90	0.95%	$4.84
Class B	1,000.00	1,027.30	1.70	8.64
Class C	1,000.00	1,027.30	1.70	8.64
Class I	1,000.00	1,032.60	0.65	3.31
Class M	1,000.00	1,028.10	1.46	7.42
Class Q	1,000.00	1,030.00	0.91	4.63
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.31	0.95%	$4.81
Class B	1,000.00	1,016.55	1.70	8.59
Class C	1,000.00	1,016.55	1.70	8.59
Class I	1,000.00	1,021.81	0.65	3.29
Class M	1,000.00	1,017.75	1.46	7.38
Class Q	1,000.00	1,020.51	0.91	4.61

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING High Yield Bond Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,031.90	1.10%	$5.60
Class B	1,000.00	1,029.20	1.85	9.41
Class C	1,000.00	1,021.20	1.85	9.41
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.55	1.10%	$5.57
Class B	1,000.00	1,015.79	1.85	9.35
Class C	1,000.00	1,015.79	1.85	9.35
ING Intermediate Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,031.20	0.69%	$3.51
Class B	1,000.00	1,027.20	1.44	7.32
Class C	1,000.00	1,027.30	1.44	7.32
Class I	1,000.00	1,031.70	0.38	1.94
Class O	1,000.00	1,030.10	0.69	3.51
Class R	1,000.00	1,029.80	0.94	4.78
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.61	0.69%	$3.50
Class B	1,000.00	1,017.85	1.44	7.28
Class C	1,000.00	1,017.85	1.44	7.28
Class I	1,000.00	1,023.16	0.38	1.93
Class O	1,000.00	1,021.61	0.69	3.50
Class R	1,000.00	1,020.36	0.94	4.76
ING National Tax-Exempt Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,031.00	0.87%	$4.43
Class B	1,000.00	1,027.20	1.62	8.23
Class C	1,000.00	1,027.10	1.62	8.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.71	0.87%	$4.41
Class B	1,000.00	1,016.95	1.62	8.19
Class C	1,000.00	1,016.95	1.62	8.19

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Classic Money Market Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,022.50	0.77%	$3.90
Class B	1,000.00	1,019.40	1.36	6.88
Class C	1,000.00	1,019.40	1.36	6.88
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.21	0.77%	$3.90
Class B	1,000.00	1,018.25	1.36	6.88
Class C	1,000.00	1,018.25	1.36	6.88
ING Institutional Prime Money Market Fund
Actual Fund Return	$1,000.00	$1,025.50	0.17%	$0.86
Hypothetical (5% return before
expenses)	$1,000.00	$1,024.22	0.17%	$0.86

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$537,990,113	$169,026,890	$1,071,159,567
Short-term investments**	90,365,126	—	—
Short-term investments at amortized cost	—	—	169,060,933
Repurchase agreement	—	796,000	48,524,000
Cash	550,069	198,237	1,325,454
Cash collateral for futures	—	70,781	625,673
Foreign currencies at value***	—	—	9,092,721
Receivables:
Investment securities sold	111	1,894,900	63,257,141
Fund shares sold	640,510	91,413	2,557,392
Dividends and interest	2,810,442	3,357,974	7,425,370
Unrealized appreciation on swap agreements	—	—	419,141
Prepaid expenses	50,898	23,831	147,991
Reimbursement due from manager	—	1,447	—
Total assets	632,407,269	175,461,473	1,373,595,383
LIABILITIES:
Payable for investment securities purchased	7,258,053	2,129,911	191,003,326
Payable for fund shares redeemed	701,324	413,673	1,482,292
Payable for futures variation margin	—	7,969	112,832
Payable upon receipt of securities loaned	—	—	169,060,933
Unrealized depreciation on swap agreements	—	—	255,888
Income distribution payable	—	485,280	733,316
Payable to affiliates	472,179	167,442	473,223
Payable for borrowings against line of credit	—	200,000	—
Payable for trustees fees	4,682	8,782	3,638
Other accrued expenses and liabilities	280,981	168,117	135,633
Total liabilities	8,717,219	3,581,174	363,261,081
NET ASSETS	$623,690,050	$171,880,299	$1,010,334,302
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$642,275,759	$565,803,610	$1,027,706,825
Undistributed net investment income (accumulated net investment loss)	835,257	(193,562)	(33,911)
Accumulated net realized loss on investments, foreign currency related transactions, futures, and swaps	(15,914,180)	(394,668,274)	(16,447,885)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(3,506,786)	938,525	(890,727)
NET ASSETS	$623,690,050	$171,880,299	$1,010,334,302
+ Including securities loaned at value	$—	$—	$165,718,213
* Cost of investments in securities	$541,547,691	$168,167,627	$1,071,556,819
** Cost of short-term investments	$90,314,334	$—	$—
*** Cost of foreign currencies	$—	$—	$9,417,983

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$503,588,287	$98,722,649	$636,697,359
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	60,382,897	11,356,859	62,474,306
Net asset value and redemption price per share	$8.34	$8.69	$10.19
Maximum offering price per share (2.50%)(1)	$8.55	$8.91	$10.45
Class B:
Net assets	$66,621,459	$56,941,528	$54,484,198
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,029,817	6,554,067	5,356,607
Net asset value and redemption price per share(2)	$8.30	$8.69	$10.17
Maximum offering price per share	$8.30	$8.69	$10.17
Class C:
Net assets	$35,352,752	$16,216,122	$74,423,132
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,255,031	1,865,476	7,311,548
Net asset value and redemption price per share(2)	$8.31	$8.69	$10.18
Maximum offering price per share	$8.31	$8.69	$10.18
Class I:
Net assets	$17,909,092	n/a	$194,187,050
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	2,145,606	n/a	19,048,698
Net asset value and redemption price per share	$8.35	n/a	$10.19
Maximum offering price per share	$8.35	n/a	$10.19
Class M:
Net assets	$134,502	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	16,101	n/a	n/a
Net asset value and redemption price per share	$8.35	n/a	n/a
Maximum offering price per share (3.25%)(3)	$8.63	n/a	n/a
Class O:
Net assets	n/a	n/a	$49,651,404
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	4,870,233
Net asset value and redemption price per share	n/a	n/a	$10.19
Maximum offering price per share	n/a	n/a	$10.19
Class Q:
Net assets	$83,958	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	10,049	n/a	n/a
Net asset value and redemption price per share	$8.35	n/a	n/a
Maximum offering price per share	$8.35	n/a	n/a
Class R:
Net assets	n/a	n/a	$891,159
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	87,305
Net asset value and redemption price per share	n/a	n/a	$10.21
Maximum offering price per share	n/a	n/a	$10.21

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deffered sales charges.

(3)  Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
ASSETS:
Investments in securities at value*	$25,380,453	$—	$—
Short-term investments at amortized cost	—	748,963,164	116,563,464
Repurchase agreement	—	28,139,000	24,393,000
Cash	1,223,560	139,095	6,087
Receivables:
Fund shares sold	15,559	586,506	—
Dividends and interest	343,068	2,112,305	319,699
Prepaid expenses	33,097	197,719	65,973
Reimbursement due from manager	993	—	—
Total assets	26,996,730	780,137,789	141,348,223
LIABILITIES:
Payable for fund shares redeemed	178	423,450	—
Income distribution payable	72,869	24,607	214,035
Payable to affiliates	16,984	430,788	20,503
Payable for trustees fees	1,249	5,758	787
Other accrued expenses and liabilities	17,860	101,751	44,620
Total liabilities	109,140	986,354	262,412
NET ASSETS	$26,887,590	$779,151,435	$141,085,811
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$26,096,321	$779,308,654	$141,053,137
Undistributed net investment income (distributions in excess of net investment income)	(1,275)	(1,534)	29,357
Accumulated net realized gain (loss) on investments	191,232	(155,685)	3,317
Net unrealized appreciation on investments	601,312	—	—
NET ASSETS	$26,887,590	$779,151,435	$141,085,811
* Cost of investments in securities	$24,779,141	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
Class A:
Net assets	$22,415,654	$747,942,115	$141,085,811
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,157,251	748,070,380	141,082,173
Net asset value and redemption price per share	$10.39	$1.00	$1.00
Maximum offering price per share (2.50%)(1)	$10.66	$1.00	$1.00
Class B:
Net assets	$2,843,819	$24,678,978	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	273,881	24,701,330	n/a
Net asset value and redemption price per share(2)	$10.38	$1.00	n/a
Maximum offering price per share	$10.38	$1.00	n/a
Class C:
Net assets	$1,628,117	$6,530,342	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	156,665	6,537,546	n/a
Net asset value and redemption price per share(2)	$10.39	$1.00	n/a
Maximum offering price per share	$10.39	$1.00	n/a

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced for the ING National Tax-Exempt Bond Fund.

(2)  Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$59,711	$629,031
Interest	17,611,295	7,151,654	26,242,057
Securities lending income	—	—	132,954
Total investment income	17,611,295	7,211,365	27,004,042
EXPENSES:
Investment management fees	1,457,724	459,987	815,900
Distribution and service fees:
Class A	621,163	123,301	750,838
Class B	357,799	324,504	284,752
Class C	168,519	84,225	360,605
Class M	535	—	—
Class O	—	—	57,832
Class Q	103	—	—
Class R	—	—	2,102
Transfer agent fees:
Class A	188,067	82,518	313,007
Class B	26,981	54,311	29,724
Class C	12,754	14,094	37,611
Class I	891	—	41,064
Class M	49	—	—
Class O	—	—	24,429
Class Q	7	—	—
Class R	—	—	443
Administrative service fees	310,151	90,193	479,945
Shareholder reporting expense	47,040	32,905	92,404
Registration fees	61,392	26,119	55,462
Professional fees	33,965	26,573	37,837
Custody and accounting expense	33,175	13,700	60,690
Trustees fees	9,334	2,573	10,627
Miscellaneous expense	35,331	8,732	36,368
Interest expense	—	2,053	—
Total expenses	3,364,980	1,345,788	3,491,640
Net recouped (waived and reimbursed) fees	(64,337)	(44,274)	17,344
Net expenses	3,300,643	1,301,514	3,508,984
Net investment income	14,310,652	5,909,851	23,495,058
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	496,429	(5,276,760)	(5,602,950)
Foreign currency related transactions	—	—	(4,060)
Futures and swaps	—	(121,861)	(2,452,331)
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	496,429	(5,398,621)	(8,059,341)
Net change in unrealized appreciation or depreciation on:
Investments	3,460,897	4,522,123	14,047,105
Foreign currency related transactions	—	—	(325,321)
Futures and swaps	—	222,323	596,449
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	3,460,897	4,744,446	14,318,233
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and swaps	3,957,326	(654,175)	6,258,892
Increase in net assets resulting from operations	$18,267,978	$5,255,676	$29,753,950
(1) Dividends at September 30, 2006 include dividends from affiliates of $44,332 for ING High Yield Bond Fund.
* Foreign taxes withheld	$—	$—	$1,580

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
INVESTMENT INCOME:
Interest	$659,068	$19,445,276	$4,047,368
Total investment income	659,068	19,445,276	4,047,368
EXPENSES:
Investment management fees	40,787	930,493	62,488
Distribution and service fees:
Class A	28,355	2,681,343	—
Class B	14,360	119,548	—
Class C	8,174	27,298	—
Transfer agent fees:
Class A	2,134	75,174	668
Class B	270	2,514	—
Class C	154	574	—
Administrative service fees	13,595	—	—
Shareholder reporting expense	4,137	70,821	12,929
Registration fees	24,631	170,989	27,764
Professional fees	3,935	15,955	7,697
Custody and accounting expense	512	38,100	23,607
Trustee fees	549	9,463	2,693
Offering expense	—	—	32,604
Miscellaneous expense	1,462	24,733	2,803
Interest expense	235	—	—
Total expenses	143,290	4,167,005	173,253
Net waived and reimbursed fees	(8,087)	(1,214,814)	(39,584)
Net expenses	135,203	2,952,191	133,669
Net investment income	523,865	16,493,085	3,913,699
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	206,513	35,485	9,711
Net change in unrealized appreciation or depreciation on investments	73,465	—	—
Net realized and unrealized gain on investments	279,978	35,485	9,711
Increase in net assets resulting from operations	$803,843	$16,528,570	$3,923,410

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
FROM OPERATIONS:
Net investment income	$14,310,652	$29,983,281	$5,909,851	$13,310,738
Net realized gain on investments and futures	496,429	3,622,049	(5,398,621)	(13,191,714)
Net change in unrealized appreciation or depreciation on investments and futures	3,460,897	(17,878,273)	4,744,446	12,301,844
Increase in net assets resulting from operations	18,267,978	15,727,057	5,255,676	12,420,868
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(12,681,530)	(26,098,410)	(3,330,463)	(6,737,675)
Class B	(1,602,813)	(3,959,481)	(1,936,993)	(5,510,877)
Class C	(744,615)	(1,693,514)	(504,791)	(1,171,389)
Class I	(482,426)	(697,343)	—	—
Class M	(3,319)	(8,930)	—	—
Class Q	(2,119)	(4,480)	—	—
Total distributions	(15,516,822)	(32,462,158)	(5,772,247)	(13,419,941)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,952,978	99,407,124	19,109,932	41,472,047
Proceeds issued in merger	—	46,201,389	—	—
Dividends reinvested	12,800,942	27,137,387	2,728,898	6,353,721
	67,753,920	172,745,900	21,838,830	47,825,768
Cost of shares redeemed	(83,931,212)	(193,650,406)	(42,114,933)	(116,768,800)
Net decrease in net assets resulting from capital share transactions	(16,177,292)	(20,904,506)	(20,276,103)	(68,943,032)
Net decrease in net assets	(13,426,136)	(37,639,607)	(20,792,674)	(69,942,105)
NET ASSETS:
Beginning of period	637,116,186	674,755,793	192,672,973	262,615,078
End of period	$623,690,050	$637,116,186	$171,880,299	$192,672,973
Undistributed net investment income (distributions in excess of net investment income) at end of period	$835,257	$2,041,427	$(193,562)	$(331,166)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
FROM OPERATIONS:
Net investment income	$23,495,058	$31,230,030	$523,865	$968,799
Net realized gain on investments, foreign currency related transactions, futures, and swaps	(8,059,341)	(5,972,981)	206,513	323,563
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	14,318,233	(9,477,161)	73,465	(628,923)
Increase in net assets resulting from operations	29,753,950	15,779,888	803,843	663,439
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(14,875,970)	(21,129,307)	(451,135)	(830,785)
Class B	(1,194,513)	(2,090,084)	(46,336)	(86,603)
Class C	(1,514,165)	(2,398,616)	(26,394)	(51,411)
Class I	(4,814,930)	(4,945,436)	—	—
Class O	(1,146,258)	(1,591,398)	—	—
Class R	(19,756)	(22,537)	—	—
Net realized gains:
Class A	—	(1,826,580)	—	(252,957)
Class B	—	(215,404)	—	(32,530)
Class C	—	(250,102)	—	(19,924)
Class I	—	(527,267)	—	—
Class O	—	(139,818)	—	—
Class R	—	(2,543)	—	—
Total distributions	(23,565,592)	(35,139,092)	(523,865)	(1,274,210)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	171,952,101	422,545,470	1,139,541	2,081,336
Dividends reinvested	19,345,999	28,286,436	54,408	163,656
	191,298,100	450,831,906	1,193,949	2,244,992
Cost of shares redeemed	(116,707,891)	(176,312,495)	(2,147,660)	(2,216,079)
Net increase (decrease) in net assets resulting from capital share transactions	74,590,209	274,519,411	(953,711)	28,913
Net increase (decrease) in net assets	80,778,567	255,160,207	(673,733)	(581,858)
NET ASSETS:
Beginning of period	929,555,735	674,395,528	27,561,323	28,413,181
End of period	$1,010,334,302	$929,555,735	$26,887,590	$27,561,323
Undistributed net investment income (distributions in excess of net investment income) at end of period	$(33,911)	$36,623	$(1,275)	$(1,275)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Classic Money Market Fund		ING Institutional Prime Money Market Fund
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	July 28, 2005(1) to March 31, 2006
FROM OPERATIONS:
Net investment income	$16,493,085	$18,629,328	$3,913,699	$4,773,069
Net realized gain (loss) on investments	35,485	(15,431)	9,711	(6,394)
Increase in net assets resulting from operations	16,528,570	18,613,897	3,923,410	4,766,675
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(15,927,322)	(17,827,103)	(3,913,378)	(4,773,069)
Class B	(461,468)	(680,890)	—	—
Class C	(105,825)	(121,335)	—	—
Total distributions	(16,494,615)	(18,629,328)	(3,913,378)	(4,773,069)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	262,549,611	534,990,330	477,244,083	462,400,001
Dividends reinvested	16,335,597	18,332,291	2,417,449	3,264,932
	278,885,208	553,322,621	479,661,532	465,664,933
Cost of shares redeemed	(185,361,590)	(448,676,993)	(518,244,292)	(286,000,000)
Net increase (decrease) in net assets resulting from capital share transactions	93,523,618	104,645,628	(38,582,760)	179,664,933
Net increase (decrease) in net assets	93,557,573	104,630,197	(38,572,728)	179,658,539
NET ASSETS:
Beginning of period	685,593,862	580,963,665	179,658,539	—
End of period	$779,151,435	$685,593,862	$141,085,811	$179,658,539
Undistributed net investment income (distributions in excess of net investment income) at end of period	$(1,534)	$(4)	$29,357	$29,036

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.30	8.52	8.91	9.00	8.53	8.63
Income (loss) from investment operations:
Net investment income	$0.19	0.40	0.37	0.32	0.42	0.46
Net realized and unrealized gain (loss) on investments	$0.06	(0.19)	(0.31)	0.02	0.49	(0.09)
Total from investment operations	$0.25	0.21	0.06	0.34	0.91	0.37
Less distributions from:
Net investment income	$0.21	0.43	0.45	0.43	0.44	0.47
Total distributions	$0.21	0.43	0.45	0.43	0.44	0.47
Net asset value, end of period	$8.34	8.30	8.52	8.91	9.00	8.53
Total Return(1)%	3.09	2.50	0.74	3.88	10.82	4.38
Ratios and Supplemental Data:
Net assets, end of period (000's)	$503,588	504,734	521,688	592,066	666,433	535,903
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	0.95	0.98	0.98	1.04	1.13	1.22
Gross expenses prior to expense reimbursement/recoupment(3)%	0.97	0.99	0.98	1.04	1.13	1.22
Net investment income after expense reimbursement/recoupment(2)(3)%	4.73	4.70	4.27	3.57	4.78	5.32
Portfolio turnover rate %	54	39	40	128	75	76
	Class B
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.26	8.48	8.87	8.96	8.50	8.61
Income (loss) from investment operations:
Net investment income	$0.16	0.33	0.29	0.25	0.35	0.39
Net realized and unrealized gain (loss) on investments	$0.06	(0.18)	(0.29)	0.02	0.48	(0.09)
Total from investment operations	$0.22	0.15	—	0.27	0.83	0.30
Less distributions from:
Net investment income	$0.18	0.37	0.39	0.36	0.37	0.41
Total distributions	$0.18	0.37	0.39	0.36	0.37	0.41
Net asset value, end of period	$8.30	8.26	8.48	8.87	8.96	8.50
Total Return(1)%	2.73	1.75	(0.02)	3.12	9.95	3.53
Ratios and Supplemental Data:
Net assets, end of period (000's)	$66,621	78,823	99,130	130,339	150,549	79,302
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.70	1.73	1.73	1.79	1.88	1.98
Gross expenses prior to expense reimbursement/recoupment(3)%	1.72	1.74	1.73	1.79	1.88	1.98
Net investment income after expense reimbursement/recoupment(2)(3)%	3.98	3.95	3.52	2.84	3.98	4.55
Portfolio turnover rate %	54	39	40	128	75	76

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING GNMA INCOME FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.27	8.49	8.88	8.97	8.51	8.61
Income (loss) from investment operations:
Net investment income	$0.16	0.33	0.29	0.25	0.36	0.40
Net realized and unrealized gain (loss) on investments	$0.06	(0.18)	(0.29)	0.02	0.47	(0.09)
Total from investment operations	$0.22	0.15	—	0.27	0.83	0.31
Less distributions from:
Net investment income	$0.18	0.37	0.39	0.36	0.37	0.41
Total distributions	$0.18	0.37	0.39	0.36	0.37	0.41
Net asset value, end of period	$8.31	8.27	8.49	8.88	8.97	8.51
Total Return(2)%	2.73	1.74	(0.03)	3.11	9.95	3.65
Ratios and Supplemental Data:
Net assets, end of period (000's)	$35,353	34,997	43,094	65,762	87,970	37,193
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.70	1.73	1.73	1.79	1.88	1.99
Gross expenses prior to expense reimbursement/recoupment(4)%	1.72	1.74	1.73	1.79	1.88	1.99
Net investment income after expense reimbursement/recoupment(3)(4)%	3.98	3.95	3.51	2.92	3.97	4.52
Portfolio turnover rate %	54	39	40	128	75	76
	Class I
	Six Months Ended September 30,	Year Ended March 31,				January 7, 2002(1) to March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.31	8.53	8.92	9.01	8.54	8.61
Income (loss) from investment operations:
Net investment income	$0.21	0.45	0.41	0.35	0.44	0.10
Net realized and unrealized gain (loss) on investments	$0.05	(0.21)	(0.32)	0.01	0.50	(0.10)
Total from investment operations	$0.26	0.24	0.09	0.36	0.94	0.00
Less distributions from:
Net investment income	$0.22	0.46	0.48	0.45	0.47	0.07
Total distributions	$0.22	0.46	0.48	0.45	0.47	0.07
Net asset value, end of period	$8.35	8.31	8.53	8.92	9.01	8.54
Total Return(2)%	3.26	2.82	1.05	4.21	11.18	0.04
Ratios and Supplemental Data:
Net assets, end of period (000's)	$17,909	18,287	10,539	8,760	6,946	1,615
Ratios to average net assets:
Expenses(4)%	0.65	0.67	0.68	0.71	0.78	0.88
Net investment income(4)%	5.03	4.96	4.59	3.94	5.00	5.83
Portfolio turnover rate %	54	39	40	128	75	76

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING GNMA INCOME FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class M
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.31	8.54	8.92	9.01	8.54	8.63
Income (loss) from investment operations:
Net investment income	$0.18	0.36	0.33 *	0.31	0.37	0.41
Net realized and unrealized gain (loss) on investments	$0.05	(0.20)	(0.30)	(0.02)	0.49	(0.07)
Total from investment operations	$0.23	0.16	0.03	0.29	0.86	0.34
Less distributions from:
Net investment income	$0.19	0.39	0.41	0.38	0.39	0.43
Total distributions	$0.19	0.39	0.41	0.38	0.39	0.43
Net asset value, end of period	$8.35	8.31	8.54	8.92	9.01	8.54
Total Return(1)%	2.81	1.87	0.33	3.30	10.29	4.03
Ratios and Supplemental Data:
Net assets, end of period (000's)	$135	194	201	312	1,111	495
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)(4)%	1.46	1.49	1.48	1.54	1.62	1.73
Gross expenses prior to expense reimbursement/recoupment(3)(4)%	1.46	1.74	1.48	1.54	1.62	1.73
Net investment income after expense reimbursement/recoupment(2)(4)%	4.21	4.20	3.76	3.23	4.19	4.81
Portfolio turnover rate %	54	39	40	128	75	76
	Class Q
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.32	8.53	8.92	9.01	8.54	8.63
Income (loss) from investment operations:
Net investment income	$0.19	0.40	0.39	0.32	0.44	0.39
Net realized and unrealized gain (loss) on investments	$0.05	(0.18)	(0.33)	0.02	0.47	(0.01)
Total from investment operations	$0.24	0.22	0.06	0.34	0.91	0.38
Less distributions from:
Net investment income	$0.21	0.43	0.45	0.43	0.44	0.47
Total distributions	$0.21	0.43	0.45	0.43	0.44	0.47
Net asset value, end of period	$8.35	8.32	8.53	8.92	9.01	8.54
Total Return(1)%	3.00	2.65	0.76	3.94	10.90	4.50
Ratios and Supplemental Data:
Net assets, end of period (000's)	$84	82	103	134	183	204
Ratios to average net assets:
Expenses(4)%	0.91	0.92	0.93	0.96	1.04	1.12
Net investment income(4)%	4.77	4.77	4.32	3.62	4.89	5.35
Portfolio turnover rate %	54	39	40	128	75	76

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  During the year ended March 31, 2006, the Distributor voluntarily waived 0.25% of the Class M Distribution Fee.

(4)  Annualized for periods less than one year.

*  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.71	8.75	8.88	8.29	8.74	9.36
Income (loss) from investment operations:
Net investment income	$0.30	0.55	0.54	0.59	0.61	0.78
Net realized and unrealized gain (loss) on investments	$(0.03)	(0.04)	(0.13)	0.60	(0.45)	(0.62)
Total from investment operations	$0.27	0.51	0.41	1.19	0.16	0.16
Less distributions from:
Net investment income	$0.29	0.55	0.54	0.60	0.61	0.78
Total distributions	$0.29	0.55	0.54	0.60	0.61	0.78
Net asset value, end of period	$8.69	8.71	8.75	8.88	8.29	8.74
Total Return(1)%	3.19	6.01	4.73	14.70	2.24	1.94
Ratios and Supplemental Data:
Net assets, end of period (000's)	$98,723	99,178	110,683	44,009	43,375	38,525
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.10	1.18	1.22	1.29	1.30	1.30
Gross expenses prior to expense reimbursement/recoupment(3)%	1.15	1.31	1.33	1.33	1.43	1.79
Net investment income after expense reimbursement/recoupment(2)(3)%	6.90	6.27	6.12	6.81	7.48	8.67
Portfolio turnover rate %	70	111	119	105	122	344
	Class B
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.70	8.74	8.88	8.28	8.74	9.36
Income (loss) from investment operations:
Net investment income	$0.26	0.47	0.48	0.53	0.55	0.72
Net realized and unrealized gain (loss) on investments	$(0.01)	(0.03)	(0.15)	0.60	(0.46)	(0.62)
Total from investment operations	$0.25	0.44	0.33	1.13	0.09	0.10
Less distributions from:
Net investment income	$0.26	0.48	0.47	0.53	0.55	0.72
Total distributions	$0.26	0.48	0.47	0.53	0.55	0.72
Net asset value, end of period	$8.69	8.70	8.74	8.88	8.28	8.74
Total Return(1)%	2.92	5.22	3.83	14.01	1.37	1.29
Ratios and Supplemental Data:
Net assets, end of period (000's)	$56,942	75,940	125,603	18,753	11,584	6,673
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.85	1.94	1.97	2.04	2.05	2.05
Gross expenses prior to expense reimbursement/recoupment(3)%	1.90	1.98	1.98	1.98	2.07	2.44
Net investment income after expense reimbursement/recoupment(2)(3)%	6.13	5.50	5.39	6.04	6.73	7.85
Portfolio turnover rate %	70	111	119	105	122	344

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.71	8.75	8.88	8.28	8.74	9.36
Income (loss) from investment operations:
Net investment income	$0.26	0.48	0.48	0.53	0.56	0.71
Net realized and unrealized gain (loss) on investments	$(0.02)	(0.03)	(0.13)	0.60	(0.46)	(0.61)
Total from investment operations	$0.24	0.45	0.35	1.13	0.10	0.10
Less distributions from:
Net investment income	$0.26	0.49	0.48	0.53	0.56	0.72
Total distributions	$0.26	0.49	0.48	0.53	0.56	0.72
Net asset value, end of period	$8.69	8.71	8.75	8.88	8.28	8.74
Total Return(1)%	2.80	5.22	3.96	14.03	1.43	1.21
Ratios and Supplemental Data:
Net assets, end of period (000's)	$16,216	17,555	26,330	10,780	5,281	1,633
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.85	1.94	1.97	2.04	2.04	2.05
Gross expenses prior to expense reimbursement/recoupment(3)%	1.90	1.98	1.98	1.98	2.06	2.44
Net investment income after expense reimbursement/recoupment(2)(3)%	6.15	5.51	5.37	6.04	6.72	7.92
Portfolio turnover rate %	70	111	119	105	122	344

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.13	10.32	10.67	10.51	9.91	10.18
Income (loss) from investment operations:
Net investment income	$0.25	0.41	0.32	0.31	0.35	0.51
Net realized and unrealized gain (loss) on investments	$0.06	(0.14)	(0.17)	0.32	0.77	0.42
Total from investment operations	$0.31	0.27	0.15	0.63	1.12	0.93
Less distributions from:
Net investment income	$0.25	0.42	0.33	0.33	0.37	0.53
Net realized gain on investments	$—	0.04	0.17	0.14	0.15	0.67
Total distributions	$0.25	0.46	0.50	0.47	0.52	1.20
Net asset value, end of period	$10.19	10.13	10.32	10.67	10.51	9.91
Total Return(1)%	3.12	2.53	1.52	6.16	11.48	9.27
Ratios and Supplemental Data:
Net assets, end of period (000's)	$636,697	572,196	459,850	268,086	146,649	41,503
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.69	0.93	1.00	1.10	1.14	1.15
Gross expenses prior to expense reimbursement(3)%	0.69	1.02	1.14	1.18	1.24	1.36
Net investment income after expense reimbursement(2)(3)%	4.94	3.92	3.08	2.91	3.21	4.93
Portfolio turnover rate %	190	469	417	475	639	1,216	*
	Class B
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.11	10.30	10.65	10.50	9.90	10.18
Income (loss) from investment operations:
Net investment income	$0.21	0.32	0.24	0.23	0.28	0.44
Net realized and unrealized gain (loss) on investments	$0.06	(0.13)	(0.17)	0.31	0.76	0.40
Total from investment operations	$0.27	0.19	0.07	0.54	1.04	0.84
Less distributions from:
Net investment income	$0.21	0.34	0.25	0.25	0.29	0.45
Net realized gain on investments	$—	0.04	0.17	0.14	0.15	0.67
Total distributions	$0.21	0.38	0.42	0.39	0.44	1.12
Net asset value, end of period	$10.17	10.11	10.30	10.65	10.50	9.90
Total Return(1)%	2.72	1.76	0.75	5.28	10.64	8.37
Ratios and Supplemental Data:
Net assets, end of period (000's)	$54,484	60,526	64,779	67,402	61,544	11,216
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.44	1.69	1.75	1.85	1.89	1.90
Gross expenses prior to expense reimbursement/recoupment(3)%	1.44	1.70	1.79	1.83	1.89	2.01
Net investment income after expense
reimbursement/recoupment(2)(3)%	4.18	3.14	2.31	2.16	2.39	4.09
Portfolio turnover rate %	190	469	417	475	639	1,216	*

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

*  Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.12	10.31	10.65	10.50	9.90	10.19
Income (loss) from investment operations:
Net investment income	$0.21	0.33	0.24	0.23	0.28	0.44
Net realized and unrealized gain (loss) on investments	$0.06	(0.14)	(0.16)	0.31	0.76	0.39
Total from investment operations	$0.27	0.19	0.08	0.54	1.04	0.83
Less distributions from:
Net investment income	$0.21	0.34	0.25	0.25	0.29	0.45
Net realized gain on investments	$—	0.04	0.17	0.14	0.15	0.67
Total distributions	$0.21	0.38	0.42	0.39	0.44	1.12
Net asset value, end of period	$10.18	10.12	10.31	10.65	10.50	9.90
Total Return(2)%	2.73	1.77	0.86	5.28	10.68	8.24
Ratios and Supplemental Data:
Net assets, end of period (000's)	$74,423	73,281	71,648	71,228	52,979	6,382
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.44	1.69	1.75	1.85	1.90	1.90
Gross expenses prior to expense reimbursement/recoupment(3)%	1.44	1.70	1.79	1.83	1.90	2.01
Net investment income after expense reimbursement/recoupment(3)(4)%	4.19	3.15	2.31	2.16	2.36	4.20
Portfolio turnover rate %	190	469	417	475	639	1,216 *
	Class I
	Six Months Ended September 30,	Year Ended March 31,				January 8, 2002(1) to March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.14	10.32	10.67	10.51	9.91	9.99
Income (loss) from investment operations:
Net investment income	$0.27	0.44	0.36 **	0.35	0.39	0.11
Net realized and unrealized gain (loss) on investments	$0.05	(0.13)	(0.17)	0.33	0.76	(0.07)
Total from investment operations	$0.32	0.31	0.19	0.68	1.15	0.04
Less distributions from:
Net investment income	$0.27	0.45	0.37	0.38	0.40	0.12
Net realized gain on investments	$—	0.04	0.17	0.14	0.15	—
Total distributions	$0.27	0.49	0.54	0.52	0.55	0.12
Net asset value, end of period	$10.19	10.14	10.32	10.67	10.51	9.91
Total Return(2)%	3.17	2.94	1.85	6.60	11.88	0.36
Ratios and Supplemental Data:
Net assets, end of period (000's)	$194,187	179,582	43,808	14,548	15,046	9,800
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.38	0.60	0.68	0.71	0.73	0.82
Gross expenses prior to expense reimbursement/recoupment(3)%	0.38	0.61	0.72	0.68	0.73	0.90
Net investment income after expense reimbursement/recoupment(3)(4)%	5.25	4.40	3.43	3.30	3.70	0.05
Portfolio turnover rate %	190	469	417	475	639	1,216 *

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

**  Per share data calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O			Class R
	Six Months Ended September 30,	Year Ended March 31,	August 13, 2004(1) to March 31,	Six Months Ended September 30,	Year Ended March 31,		March 16, 2004(1) to March 31,
	2006	2006	2005	2006	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.14	10.32	10.41	10.15	10.34	10.67	10.71
Income (loss) from investment operations:
Net investment income	$0.25	0.40	0.21	0.24	0.38	0.33	0.01
Net realized and unrealized gain (loss) on investments	$0.05	(0.13)	(0.04)	0.06	(0.14)	(0.16)	(0.05)
Total from investment operations	$0.30	0.27	0.17	0.30	0.24	0.17	0.04
Less distributions from:
Net investment income	$0.25	0.41	0.22	0.24	0.39	0.33	—
Net realized and unrealized gain on investments	$—	0.04	0.04	—	0.04	0.17	—
Total distributions	$0.25	0.45	0.26	0.24	0.43	0.50	—
Net asset value, end of period	$10.19	10.14	10.32	10.21	10.15	10.34	10.67
Total Return(2)%	3.01	2.58	1.61	2.98	2.26	1.64	(0.37)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$49,651	43,171	33,997	891	799	313	1
Ratos to average net assets:
Net Expenses after expense reimbursement(3)(4)%	0.69	0.94	0.96	0.94	1.16	1.17	1.25
Gross Expenses prior to expense reimbursement(3)%	0.69	0.95	1.00	0.94	1.17	1.21	1.25
Net investment income after expense reimbursement(3)(4)	%4.94	3.91	3.19	4.69	3.79	2.96	3.20
Portfolio turnover rate %	190	469	417	190	469	417	475

(1)   Commencement of operations.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.28	10.50	10.78	10.87	10.32	10.50
Income (loss) from investment operations:
Net investment income	$0.20	0.37	0.34	0.35	0.39	0.41
Net realized and unrealized gain (loss) on investments	$0.11	(0.11)	(0.21)	0.12	0.67	(0.18)
Total from investment operations	$0.31	0.26	0.13	0.47	1.06	0.23
Less distributions from:
Net investment income	$0.20	0.37	0.34	0.35	0.39	0.41
Net realized gain on investments	$—	0.11	0.07	0.21	0.12	—
Total distributions	$0.20	0.48	0.41	0.56	0.51	0.41
Net asset value, end of period	$10.39	10.28	10.50	10.78	10.87	10.32
Total Return(1)%	3.10	2.55	1.19	4.41	10.44	2.25
Ratios and Supplemental Data:
Net assets, end of period (000's)	$22,416	22,864	23,296	24,082	23,647	22,868
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	0.87	1.06	1.10	1.15	1.15	1.10
Gross expenses prior to expense reimbursement/recoupment(3)%	0.93	1.13	1.13	1.27	1.28	1.52
Net investment income after expense reimbursement/recoupment(2)(3)%	3.98	3.55	3.19	3.23	3.64	3.97
Portfolio turnover rate %	29	32	22	31	22	27
	Class B
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.27	10.50	10.77	10.86	10.31	10.48
Income (loss) from investment operations:
Net investment income	$0.17	0.29	0.26	0.27	0.31	0.34
Net realized and unrealized gain (loss) on investments	$0.11	(0.12)	(0.20)	0.12	0.67	(0.17)
Total from investment operations	$0.28	0.17	0.06	0.39	0.98	0.17
Less distributions from:
Net investment income	$0.17	0.29	0.26	0.27	0.31	0.34
Net realized gain on investments	$—	0.11	0.07	0.21	0.12	—
Total distributions	$0.17	0.40	0.33	0.48	0.43	0.34
Net asset value, end of period	$10.38	10.27	10.50	10.77	10.86	10.31
Total Return(1)%	2.72	1.68	0.54	3.63	9.65	1.59
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,844	3,032	3,041	2,643	2,792	1,265
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.62	1.81	1.85	1.90	1.90	1.84
Gross expenses prior to expense reimbursement/recoupment(3)%	1.68	1.78	1.78	1.92	1.94	2.16
Net investment income after expense reimbursement/recoupment(2)(3)%	3.23	2.79	2.44	2.48	2.86	3.22
Portfolio turnover rate %	29	32	22	31	22	27

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.28	10.50	10.78	10.87	10.33	10.49
Income (loss) from investment operations:
Net investment income	$0.17	0.29	0.26	0.27	0.31	0.34
Net realized and unrealized gain (loss) on investments	$0.11	(0.11)	(0.21)	0.12	0.66	(0.16)
Total from investment operations	$0.28	0.18	0.05	0.39	0.97	0.18
Less distributions from:
Net investment income	$0.17	0.29	0.26	0.27	0.31	0.34
Net realized gains on investments	$—	0.11	0.07	0.21	0.12	—
Total distributions	$0.17	0.40	0.33	0.48	0.43	0.34
Net asset value, end of period	$10.39	10.28	10.50	10.78	10.87	10.33
Total Return(1)%	2.71	1.77	0.49	3.63	9.56	1.69
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,628	1,665	1,806	1,104	1,065	271
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.62	1.81	1.85	1.90	1.90	1.83
Gross expenses prior to expense reimbursement/recoupment(3)%	1.68	1.80	1.78	1.92	1.94	2.18
Net investment income after expense reimbursement/recoupment(2)(3)%	3.23	2.80	2.44	2.49	2.84	3.21
Portfolio turnover rate %	29	32	22	31	22	27

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00	1.00	1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02	0.03	0.01	0.00	*	0.01		0.03
Total from investment operations	$0.02	0.03	0.01	0.00	*	0.01		0.03
Less distributions from:
Net investment income	$0.02	0.03	0.01	0.00	*	0.01		0.03
Total distributions	$0.02	0.03	0.01	0.00	*	0.01		0.03
Net asset value, end of period	$1.00	1.00	1.00	1.00		1.00		1.00
Total Return(1)%	2.25	3.07	1.02	0.44		1.06		2.83
Ratios and Supplemental Data:
Net assets, end of period (000's)	$747,942	656,731	550,091	398,997		458,964		549,999
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.77	0.77	0.77	0.77		0.77		0.77
Gross expenses prior to expense reimbursement(3)%	1.11	1.10	1.08	1.16		1.27		1.27
Net investment income after expense reimbursement(2)(3)%	4.46	3.07	1.06	0.44		1.06		2.75
	Class B
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00	1.00	1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Total from investment operations	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Less distributions from:
Net investment income	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Total distributions	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Net asset value, end of period	$1.00	1.00	1.00	1.00		1.00		1.00
Total Return(1)%	1.94	2.46	0.57	0.15		0.43		2.21
Ratios and Supplemental Data:
Net assets, end of period (000's)	$24,679	23,995	26,941	816		1,156		1,987
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.36	1.34	1.33	1.07		1.40		1.37
Gross expenses prior to expense reimbursement(3)%	1.36	1.34	1.33	1.41		1.52		1.53
Net investment income after expense reimbursement(2)(3)%	3.86	2.43	0.94	0.15		0.46		2.27

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,
	2006	2006	2005	2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00	1.00	1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Total from investment operations	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Less distributions from:
Net investment income	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Total distributions	$0.02	0.02	0.01	0.00	*	0.00	*	0.02
Net asset value, end of period	$1.00	1.00	1.00	1.00		1.00		1.00
Total Return(1)%	1.94	2.46	0.58	0.14		0.42		2.20
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,530	4,868	3,932	546		524		590
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.36	1.34	1.33	1.07		1.40		1.38
Gross expenses prior to expense reimbursement(3)%	1.36	1.34	1.33	1.41		1.52		1.53
Net investment income after expense reimbursement(2)(3)%	3.87	2.47	0.78	0.15		0.42		2.44

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING INSTITUTIONAL PRIME MONEY MARKET FUND (UNAUDITED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended September 30, 2006	July 28, 2005(1) to March 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00
Income from investment operations:
Net investment income	$0.03	0.03
Total from investment operations	$0.03	0.03
Less distributions from:
Net investment income	$0.03	0.03
Total distributions	$0.03	0.03
Net asset value, end of period	$1.00	1.00
Total Return(2)%	2.55	2.70
Ratios and Supplemental Data:
Net assets, end of period (000's)	$141,086	179,659
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.17	0.17
Gross expenses prior to expense reimbursement/recoupment(3)%	0.24	0.19
Net investment income after expense reimbursement(3)(4)%	5.01	4.14

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust ("Trust") is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series: ING GNMA Income Fund ("GNMA Income"), ING High Yield Bond Fund ("High Yield Bond"), ING Intermediate Bond Fund ("Intermediate Bond"), ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond"), ING Classic Money Market Fund ("Classic Money Market") and ING Institutional Prime Money Market Fund ("Institutional Money Market") (Each, a "Fund" and collectively, the "Funds").

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund, except Institutional Money Market, offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 29, 2006, Class M shares of GNMA Income are closed to new investment, provided that (1) Class M shares of GNMA Income may be purchased through the reinvestment of dividends issued by GNMA Income; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under its respective prospectus, Class M shares of GNMA Income may be acquired through exchange of Class M shares of other funds in the ING mutual funds complex.

Effective July 31, 2006, Class B shares of the Funds (except Classic Money Market) are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Effective July 31, 2006, the maximum Class A sales charge for GNMA Income, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond has been lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by marketmakers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If an event

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Classic Money Market and Institutional Money Market use the amortized cost method to value their portfolios securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates or the market value of the security.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

High Yield Bond, Intermediate Bond and Institutional Money Market may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Fund (except GNMA Income) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period starting on the first day of the Guarantee Period on a straight-line basis.

K.  Illiquid and Restricted Securities. GNMA Income may not invest in illiquid securities. Classic Money Market and Institutional Money Market Funds may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. With the exception to the Classic Money Market and Institutional Money Market Funds, illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.  Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or a delayed delivery basis. Each Fund (except GNMA Income) may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. Each Fund (except National Tax-Exempt Bond, Classic Money Market and Institutional Money Market) may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.  Options Contracts. High Yield Bond and Intermediate Bond may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

O.  Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended September 30, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
GNMA Income	$—	$5,062
High Yield Bond	121,544,882	135,043,210
Intermediate Bond	421,647,989	344,413,475
National Tax-Exempt Bond	7,625,756	9,331,883

U.S. Government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$303,275,440	$316,561,291
Intermediate Bond	1,586,736,580	1,618,332,204

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement ("Management Agreement") between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $1 billion, 0.45% on next $4 billion and 0.40% on assets thereafter; for Intermediate Bond — 0.17%; for National Tax-Exempt Bond — 0.30%; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

ING Investment Management Co. ("ING IM"), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Classic Money Market and Institutional Money Market, a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC ("Distributor") is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and as otherwise noted below) has adopted a Distribution and/or Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund's shares, including expenses incurred in printing

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
GNMA Income	0.25%	1.00%	1.00%	0.75%	N/A	0.25%	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	N/A	0.25%	N/A	0.50%
National Tax-Exempt Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Classic Money Market(1)	0.75%	1.00%	1.00%	N/A	N/A	N/A	N/A
Institutional Money Market	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) The Distributor has contractually agreed to waive a portion of the distribution fee for Class A of Classic Money Market to the extent necessary for expenses not to exceed 0.77%. The fee waiver will continue through August 1, 2007.

During the six months ended September 30, 2006, the Distributor waived $54,011, $7,484, and $3,560 of the Class A, Class B, and Class C Distribution Fee, respectively, for GNMA Income.

During the six months ended September 30, 2006, the Distributor voluntarily waived $1,214,814 of the Class A Distribution and Service Fees for Classic Money Market.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2006, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Initial Sales Charges
GNMA Income	$10,973	N/A	N/A	—
High Yield Bond	2,123	N/A	N/A	—
Intermediate Bond	23,286	N/A	N/A	—
National Tax-Exempt Bond	1,785	N/A	N/A	—
Contingent Deferred Sales Charge
GNMA Income	4,772	N/A	2,735	N/A
High Yield Bond	1,164	N/A	513	N/A
Intermediate Bond	56,204	N/A	4,852	N/A
Classic Money Market	—	N/A	685	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Accrued Reimbursement Expense	Total
GNMA Income	$240,036	$51,071	$166,514	$14,558	$472,179
High Yield Bond	72,316	14,180	80,946	—	167,442
Intermediate Bond	139,860	82,271	245,836	5,256	473,223
National Tax-Exempt Bond	6,590	2,197	8,197	—	16,984
Classic Money Market	157,846	—	272,942	—	430,788
Institutional Money Market	10,692	—	—	9,811	10,692

At September 30, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Clarion Partners, LLC	-	Institutional Money Market (10.4%).

ING Life Insurance and Annuity Company	-	GNMA Income (15.6%); Intermediate Bond (19.7%); and National Tax Exempt Bond (73.3%).

ING National Trust	-	GNMA Income (6.5%); and Intermediate Bond (15.6%).

ING USA Annuity and Life Insurance Company	-	Institutional Money Market (7.4%).

PrimeVest Financial Services, Inc.	-	Institutional Money Market (7.1%).

Security Life of Denver Insurance Company	-	Institutional Money Market (35.5%).

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES & LIABILITIES

At September 30, 2006, the funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Custody Fees
Institutional Money Market	$25,136
Accrued Prepaid Offering Fees
Institutional Money Market	$17,533
Postage Fees
National Tax-Exempt Bond	$7,110

NOTE 8 — EXPENSE LIMITATIONS

Pursuant to an written expense limitation agreement ("Expense Limitation Agreement"), the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA(1) Income	0.97%	1.72%	1.72%	0.67%	1.47%	N/A	0.92%	N/A
High Yield Bond	1.10%	1.85%	1.85%	N/A	N/A	N/A	N/A	N/A
Intermediate Bond	0.69%	1.44%	1.44%	0.38%	N/A	0.69%	N/A	0.94%
National Tax- Exempt Bond	0.87%	1.62%	1.62%	N/A	N/A	N/A	N/A	N/A
Classic Money Market	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A	N/A

(1) Effective December 5, 2005, the Distributor has waived 0.02% of the distribution fee for GNMA Income Class A, Class B, and Class C. This waiver expires August 1, 2006.

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage, and extraordinary expenses to 0.17% of Institutional Money Market's average daily net assets.

Prior to January 20, 2006, the expense limits for GNMA Income, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond were as follows:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA Income	1.29%	2.04%	2.04%	1.04%	1.79%	N/A	1.29%	N/A
High Yield Bond	1.20%	1.95%	1.95%	N/A	N/A	N/A	N/A	N/A
Intermediate Bond	1.00%	1.75%	1.75%	0.75%	N/A	1.00%	N/A	1.25%
National Tax- Exempt Bond	1.15%	1.90%	1.90%	N/A	N/A	N/A	N/A	N/A

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2007	2008	2009	Total
High Yield Bond	$—	$52,417	$95,199	$147,616
Intermediate Bond	13,680	220,012	77,333	311,025
National Tax-Exempt Bond	—	1,111	11,392	12,503
Institutional Money Market	—	—	62,384	62,384

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended September 30, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond(1)	16	$825,625	5.67%
National Tax-Exempt Bond	3	500,000	5.72

(1) At September 30, 2006, High Yield Bond had an outstanding balance of $200,000.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
GNMA Income (Number of Shares)
Shares sold	5,445,658	10,066,265	264,497	907,252	747,310	807,886
Shares issued from merger	—	3,078,523	—	198,454	—	90,256
Dividends reinvested	1,324,491	2,715,779	120,864	300,193	55,644	118,917
Shares redeemed	(7,200,514)	(16,266,683)	(1,899,673)	(3,549,930)	(779,482)	(1,860,040)
Net increase (decrease) in shares outstanding	(430,365)	(406,116)	(1,514,312)	(2,144,031)	23,472	(842,981)
GNMA Income ($)
Shares sold	$44,866,770	$79,764,361	$2,165,786	$7,350,196	$6,147,401	$6,683,417
Shares issued from merger	—	30,711,195	—	1,981,002	—	900,531
Dividends reinvested	10,871,815	22,906,968	987,402	2,523,048	455,283	1,000,388
Shares redeemed	(59,227,405)	(137,264,555)	(15,551,967)	(29,799,295)	(6,385,856)	(15,663,159)
Net increase (decrease)	$(3,488,820)	$(3,882,031)	$(12,398,779)	$(17,945,049)	$216,828	$(7,078,823)
	Class I		Class M		Class Q
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
GNMA Income (Number of Shares)
Shares sold	215,386	918,436	21	11	—	6
Shares issued from merger	—	1,261,704	—	—	—	—
Dividends reinvested	58,631	82,697	364	713	241	478
Shares redeemed	(329,709)	(1,297,179)	(7,580)	(936)	—	(2,761)
Net increase (decrease) in shares outstanding	(55,692)	965,658	(7,195)	(212)	241	(2,277)
GNMA Income ($)
Shares sold	$1,772,838	$5,608,472	$183	$468	$—	$210
Shares issued from merger	—	12,608,661	—	—	—	—
Dividends reinvested	481,467	696,912	2,991	6,027	1,984	4,044
Shares redeemed	(2,703,438)	(10,891,793)	(62,546)	(8,021)	—	(23,583)
Net increase (decrease)	$(449,133)	$8,022,252	$(59,372)	$(1,526)	$1,984	$(19,329)
	Class A		Class B		Class C
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
High Yield Bond (Number of Shares)
Shares sold	1,941,952	4,283,666	169,019	376,934	103,617	105,440
Dividends reinvested	181,551	372,895	107,230	294,963	27,334	60,504
Shares redeemed	(2,155,131)	(5,922,652)	(2,446,948)	(6,312,010)	(281,163)	(1,160,116)
Net decrease in shares outstanding	(31,628)	(1,266,091)	(2,170,699)	(5,640,113)	(150,212)	(994,172)
High Yield Bond ($)
Shares sold	$16,761,088	$37,259,692	$1,455,606	$3,290,473	$893,238	$921,882
Dividends reinvested	1,567,760	3,253,464	925,146	2,572,262	235,992	527,995
Shares redeemed	(18,574,707)	(51,709,974)	(21,119,107)	(54,978,481)	(2,421,119)	(10,080,345)
Net decrease	$(245,859)	$(11,196,818)	$(18,738,355)	$(49,115,746)	$(1,291,889)	$(8,630,468)
	Class A		Class B		Class C
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
Intermediate Bond (Number of Shares)
Shares sold	11,962,134	20,627,121	356,763	1,166,619	1,170,589	1,904,289
Dividends reinvested	1,180,940	1,775,655	78,742	147,654	80,696	139,301
Shares redeemed	(7,137,389)	(10,476,981)	(1,063,866)	(1,616,224)	(1,180,717)	(1,751,216)
Net increase (decrease) in shares outstanding	6,005,685	11,925,795	(628,361)	(301,951)	70,568	292,374
Intermediate Bond ($)
Shares sold	$120,477,964	$213,494,520	$3,583,338	$12,066,655	$11,795,639	$19,701,478
Dividends reinvested	11,907,953	18,351,362	792,203	1,523,148	812,765	1,437,949
Shares redeemed	(71,913,044)	(108,128,079)	(10,690,782)	(16,685,199)	(11,888,882)	(18,111,053)
Net increase (decrease)	$60,472,873	$123,717,803	$(6,315,241)	$(3,095,396)	$719,522	$3,028,374

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class O		Class R
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
Intermediate Bond (Number of Shares)
Shares sold	2,104,542	14,385,293	1,452,451	2,557,931	21,837	96,767
Dividends reinvested	473,230	523,382	105,066	153,640	—	—
Shares redeemed	(1,246,307)	(1,434,648)	(945,977)	(1,745,909)	(13,266)	(48,303)
Net increase in shares outstanding	1,331,465	13,474,027	611,540	965,662	8,571	48,464
Intermediate Bond ($)
Shares sold	$21,233,648	$149,792,618	$14,640,825	$26,487,057	$220,687	$1,003,142
Dividends reinvested	4,773,100	5,386,015	1,059,978	1,587,962	—	—
Shares redeemed	(12,558,008)	(14,825,960)	(9,523,651)	(18,063,082)	(133,524)	(499,122)
Net increase	$13,448,740	$140,352,673	$6,177,152	$10,011,937	$87,163	$504,020
	Class A		Class B		Class C
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
National Tax-Exempt Bond (Number of Shares)
Shares sold	58,255	62,062	35,579	103,690	17,236	32,359
Dividends reinvested	2,741	7,266	1,924	5,690	640	2,708
Shares redeemed	(128,595)	(62,812)	(58,800)	(103,924)	(23,227)	(45,043)
Net increase (decrease) in shares outstanding	(67,599)	6,516	(21,297)	5,456	(5,351)	(9,976)
National Tax-Exempt Bond ($)
Shares sold	$596,934	$654,626	$364,882	$1,085,247	$177,725	$341,463
Dividends reinvested	28,118	75,964	19,736	59,389	6,554	28,303
Shares redeemed	(1,308,266)	(660,992)	(602,855)	(1,084,774)	(236,539)	(470,313)
Net increase (decrease)	$(683,214)	$69,598	$(218,237)	$59,862	$(52,260)	$(100,547)
	Class A		Class B		Class C
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
Classic Money Market (Number of Shares)
Shares sold	253,067,276	494,264,073	6,389,058	34,975,633	3,093,277	5,750,624
Dividends reinvested	15,826,519	17,618,283	410,090	596,983	98,988	117,025
Shares redeemed	(177,714,705)	(405,226,116)	(6,116,582)	(38,519,102)	(1,530,303)	(4,931,775)
Net increase (decrease) in shares outstanding	91,179,090	106,656,240	682,566	(2,946,486)	1,661,962	935,874
Classic Money Market ($)
Shares sold	$253,067,276	$494,264,073	$6,389,058	$34,975,633	$3,093,277	$5,750,624
Dividends reinvested	15,826,519	17,618,283	410,090	596,983	99,988	117,025
Shares redeemed	(177,714,705)	(405,226,116)	(6,116,582)	(38,519,102)	(1,530,303)	(4,931,775)
Net increase (decrease)	$91,179,090	$106,656,240	$682,566	$(2,946,486)	$1,661,962	$935,874

	Six Months Ended September 30, 2006	July 28, 2005(1) to March 31, 2006
Institutional Money Market (Number of Shares)
Shares sold	477,244,083	462,400,001
Dividends reinvested	2,417,449	3,264,932
Shares redeemed	(518,244,292)	(286,000,000)
Net increase (decrease) in shares outstanding	(38,582,760)	179,664,933
Institutional Money Market ($)
Shares sold	$477,244,083	$462,400,001
Dividends reinvested	2,417,449	3,264,932
Shares redeemed	(518,244,292)	(286,000,000)
Net increase (decrease)	$(38,582,760)	$179,664,933

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond Funds may invest in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. High Yield Bond and Intermediate Bond held the following defaulted securities at September 30, 2006.

Fund	Security	Market Value
High Yield	United Air Lines, Inc.
Bond	6.923%, due 09/01/11	$564,247
		$564,247
Intermediate	United Air Lines, Inc.
Bond	6.923%, due 09/01/11	$1,908,579
		$1,908,579

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2006	Year Ended March 31, 2006
	Ordinary Income	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
GNMA Income	$15,516,822	$32,462,158	$—	$—
High Yield Bond	5,772,247	13,419,941	—	—
Intermediate Bond	23,565,592	34,140,571	—	998,521
National Tax-Exempt Bond	523,865	32,879	936,035	305,296
Classic Money Market	16,494,615	18,629,328	—	—
Institutional Money Market	3,913,378	4,773,069	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$2,041,427	$—	$(6,967,854)	$—	$(1,688,098)	2007
					(2,870,184)	2008
					(527,639)	2010
					(1,081,784)	2012
					(6,961,357)	2013
					(3,281,376)	2014
					$(16,410,438)
High Yield Bond	473,363	—	(3,869,547)	(13,150,775)	$(27,206,911)	2007
					(78,500,574)	2008
					(115,139,658)	2009
					(79,792,137)	2010
					(69,190,309)	2011
					(6,099,584)	2012
					(126,079)	2014
					$(376,055,252)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Intermediate Bond	643,705	—	(15,770,936)	(7,826,568)	—	—
National Tax-Exempt Bond	—	77,796	527,847	(15,280)	—	—
Classic Money Market	17,951	—	—	(29,110)	$(1,443)	2010
					(36,198)	2011
					(18,913)	2012
					(63,053)	2013
					(42,453)	2014
					$(162,060)
Institutional Money Market	267,799	—	—	(8,158)	—	—

NOTE 13 — REORGANIZATIONS

On December 3, 2005, GNMA Income, as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of ING Government Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date was as follows:

Acquiring Fund	Acquired Fund	Total net assets of Acquired Fund (000)	Total net assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation/ Depreciation (000)	Conversion Ratio
GNMA Income	ING Government Fund	$46,201	$628,965	$(624)	1.20

The net assets of GNMA Income after the acquisition were $675,166,000.

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. Except for GNMA Income, the Funds may invest up to 15% (10% for Classic Money Market and Institutional Money Market) of its net assets in illiquid securities. Fair value for certain of securities was determined by ING Funds Valuation Committee appointed by the Funds' Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	Comforce Corp.	92,950	10/24/04	$—	$930	0.00%
	Dayton Superior Corp.	3,100	10/24/04	—	31	0.00%
	GT Group Telecom, Inc.	500	03/19/03	—	—	0.00%
	Jordan Telecommunications	2,350	10/24/04	—	50,807	0.03%
	North Atlantic Trading Co.	17,906	10/24/04	210,181	18	0.00%
				$210,181	$51,786	0.03%
Intermediate Bond	Alpine III, 5.966%, due 08/16/14	527,000	08/04/04	$527,210	$528,430	0.05%
	Alpine III, 6.366%, due 08/16/14	527,000	08/04/04	527,210	528,828	0.05%
	Alpine III, 8.166%, due 08/16/14	789,000	08/04/04	796,680	793,938	0.08%
	Alpine III, 11.416%, due 08/16/14	1,348,000	08/04/04	1,364,485	1,384,246	0.14%
	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	4,067,000	12/05/05	4,067,000	4,016,569	0.40%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	44	04/16/04	7	8	0.00%
				$7,282,592	$7,252,019	0.72%
Classic Money Market	Newcastle CDO Ltd., 5.360%, due 09/24/07	5,400,000	10/23/03	$5,400,000	$5,400,000	0.69%
	Newcastle CDO Ltd., 5.360%, due 10/24/06	5,400,000	09/22/05	5,400,000	5,400,000	0.69%
	Money Market Trust Series A, 5.405%, due 11/08/07	11,500,000	07/30/04	11,500,000	11,500,000	1.48%
	Goldman Sachs, 5.370%, due 02/14/07	8,500,000	02/13/06	8,500,000	8,500,000	1.09%
	Goldman Sachs, 5.370%, due 05/11/07	10,000,000	04/11/06	10,000,000	10,000,000	1.28%
				$40,800,000	$40,800,000	5.23%

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES (continued)

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Institutional Money Market	Money Market Trust Series A-2, 5.395%, due 11/08/07	2,000,000	08/31/05	$2,000,000	$2,000,000	1.42%
	Goldman Sachs, 5.360%, due 05/11/07	1,000,000	04/11/06	1,000,000	1,000,000	0.71%
				$3,000,000	$3,000,000	2.13%

NOTE 15 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds (except GNMA Income) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2006, the following Fund had securities on loan with the following market value:

Fund	Value of Securities Loaned	Value of Collateral
Intermediate Bond	$165,718,213	$169,060,933

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to September 30, 2006, the following Funds declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0350	October 4, 2006	September 29, 2006
Class B	$0.0298	October 4, 2006	September 29, 2006
Class C	$0.0300	October 4, 2006	September 29, 2006
Class I	$0.0372	October 4, 2006	September 29, 2006
Class M	$0.0317	October 4, 2006	September 29, 2006
Class Q	$0.0354	October 4, 2006	September 29, 2006
Class A	$0.0350	November 3, 2006	October 31, 2006
Class B	$0.0297	November 3, 2006	October 31, 2006
Class C	$0.0298	November 3, 2006	October 31, 2006
Class I	$0.0371	November 3, 2006	October 31, 2006
Class M	$0.0314	November 3, 2006	October 31, 2006
Class Q	$0.0353	November 3, 2006	October 31, 2006
High Yield Bond
Class A	$0.0494	November 1, 2006	Daily
Class B	$0.0442	November 1, 2006	Daily
Class C	$0.0423	November 1, 2006	Daily
Intermediate Bond
Class A	$0.0418	November 1, 2006	Daily
Class B	$0.0350	November 1, 2006	Daily
Class C	$0.0352	November 1, 2006	Daily
Class I	$0.0444	November 1, 2006	Daily
Class R	$0.0395	November 1, 2006	Daily
Class O	$0.0416	November 1, 2006	Daily
National Tax-Exempt Bond
Class A	$0.0325	November 1, 2006	Daily
Class B	$0.0257	November 1, 2006	Daily
Class C	$0.0260	November 1, 2006	Daily
Classic Money Market
Class A	$0.0039	November 1, 2006	Daily
Class B	$0.0034	November 1, 2006	Daily
Class C	$0.0034	November 1, 2006	Daily
Institutional Money Market	$0.0044	November 1, 2006	Daily

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 ("SFAS No. 157"), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of September, 2006, the Funds are assessing the impact, if any, that will result from adopting FIN 48 and SFAS No. 157.

NOTE 18 — INFORMATION REGARDING TRADING OF ING's U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING's U.S. MUTUAL FUNDS (continued)

denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING's U.S. MUTUAL FUNDS (continued)

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 19 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

NOTE 20 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

  PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 83.0%
	Federal Home Loan Mortgage Corporation: 0.1%
$113,392	7.000%, due 11/01/14	$116,428
449,397	7.500%, due 12/01/14	466,491
111,375	7.500%, due 01/01/30	115,791
55,015	8.000%, due 01/01/30	57,912
42,047	9.500%, due 07/01/20	45,803
		802,425
	Federal National Mortgage Association: 0.2%
89,470	6.500%, due 06/01/14	91,509
668,362	6.500%, due 02/01/29	687,743
115,479	7.000%, due 03/01/15	118,963
125,405	7.500%, due 05/01/28	130,234
129,700	8.500%, due 08/01/11	132,698
54,573	8.500%, due 05/01/15	58,205
36,173	8.500%, due 08/01/15	38,581
130,487	8.500%, due 09/01/15	139,172
		1,397,105
	Government National Mortgage Association: 82.7%
7,030,497	3.750%, due 05/20/34	6,881,867
842,069	4.000%, due 05/20/33	756,195
934,389	4.000%, due 01/15/34	848,809
905,356	4.000%, due 03/15/34	822,435
1,879,917	4.500%, due 01/20/34	1,752,638
513,399	4.500%, due 05/20/34	478,640
2,462,114	4.500%, due 10/20/34	2,301,488
4,604,712	4.500%, due 08/15/35	4,351,913
596,738	4.500%, due 09/15/35	563,977
4,386,559	4.500%, due 11/15/35	4,145,736
1,129,043	5.000%, due 04/15/29	1,098,390
1,277,182	5.000%, due 04/15/30	1,241,989
1,343,814	5.000%, due 10/15/30	1,306,785
992,177	5.000%, due 05/15/33	966,157
1,064,411	5.000%, due 06/15/33	1,036,498
2,352,051	5.000%, due 07/15/33	2,290,369
1,058,635	5.000%, due 10/15/33	1,030,873
6,310,987	5.000%, due 10/20/33	6,102,262
1,265,109	5.000%, due 02/20/34	1,221,891
976,163	5.000%, due 03/15/34	949,503
3,254,861	5.000%, due 04/15/34	3,162,930
547,324	5.000%, due 04/20/34	528,626
1,316,981	5.000%, due 06/20/34	1,271,991
1,040,793	5.000%, due 07/20/34	1,005,238
1,950,815	5.000%, due 12/20/34	1,884,172
1,735,133	5.000%, due 03/15/35	1,686,696
2,938,555	5.000%, due 04/15/35	2,856,523
4,097,272	5.000%, due 05/15/35	3,982,894
1,725,195	5.000%, due 05/20/35	1,669,496
2,056,224	5.000%, due 06/15/35	1,998,824
25,304,042	5.000%, due 03/20/36	24,478,788
4,960,446	5.000%, due 04/20/36	4,798,668
4,643,832	5.000%, due 05/20/36	4,492,381
1,045,809	5.500%, due 08/20/24	1,037,361
38,721	5.500%, due 04/20/29	38,398
540,004	5.500%, due 10/15/32	537,114
2,055,277	5.500%, due 12/15/32	2,044,275
3,063,239	5.500%, due 03/15/33	3,046,739
2,613,894	5.500%, due 04/15/33	2,599,814
6,877,753	5.500%, due 05/15/33	6,840,708

Principal Amount		Value
$3,204,475	5.500%, due 06/15/33	$3,187,214
8,841,641	5.500%, due 07/15/33	8,792,856
568,392	5.500%, due 09/15/33	565,330
863,402	5.500%, due 10/15/33	858,752
11,019,588	5.500%, due 11/15/33	10,957,073
2,427,064	5.500%, due 12/15/33	2,413,211
647,567	5.500%, due 12/20/33	640,855
3,782,922	5.500%, due 01/15/34	3,758,828
684,870	5.500%, due 01/20/34	677,663
3,654,847	5.500%, due 02/15/34	3,631,570
1,234,223	5.500%, due 03/15/34	1,227,384
1,647,081	5.500%, due 03/20/34	1,629,749
12,000,716	5.500%, due 04/15/34	11,930,018
1,178,877	5.500%, due 04/20/34	1,167,502
407,392	5.500%, due 05/15/34	405,134
1,874,164	5.500%, due 06/15/34	1,863,779
1,072,130	5.500%, due 06/20/34	1,060,849
2,012,710	5.500%, due 07/15/34	2,001,557
853,506	5.500%, due 07/20/34	846,114
9,947,076	5.500%, due 08/15/34	9,891,958
1,087,722	5.500%, due 08/20/34	1,076,277
8,869,806	5.500%, due 09/15/34	8,820,660
5,759,052	5.500%, due 10/15/34	5,727,141
191,192	5.500%, due 12/15/34	190,133
257,535	5.500%, due 12/20/34	254,825
5,692,442	5.500%, due 01/15/35	5,656,795
583,751	5.500%, due 01/20/35	577,189
3,371,640	5.500%, due 02/15/35	3,350,526
3,933,695	5.500%, due 03/15/35	3,909,060
3,038,912	5.500%, due 04/15/35	3,019,881
5,550,822	5.500%, due 05/15/35	5,516,061
1,033,596	5.500%, due 06/15/35	1,027,124
1,095,065	5.500%, due 03/15/36	1,088,091
16,052,324	5.500%, due 03/20/36	15,897,414
20,715,247	5.500%, due 04/20/36	20,518,690
1,398,136	5.500%, due 05/15/36	1,389,232
16,880,787	5.500%, due 06/20/36	16,720,613
14,971,989	5.500%, due 08/20/36	14,829,927
523,560	5.650%, due 07/15/29	524,322
339,503	5.750%, due 11/20/27	340,459
303,144	5.750%, due 12/20/27	303,997
231,327	5.750%, due 02/20/28	231,993
861,768	5.750%, due 03/20/28	864,250
331,627	5.750%, due 04/20/28	332,582
311,860	5.750%, due 07/20/28	312,758
209,272	5.750%, due 01/20/29	209,731
119,022	5.750%, due 04/20/29	119,283
1,032,926	5.750%, due 07/20/29	1,035,191
639,364	6.000%, due 10/15/15	651,409
845,926	6.000%, due 10/15/25	858,316
2,294,887	6.000%, due 04/15/26	2,329,075
818,446	6.000%, due 07/15/28	830,979
581,285	6.000%, due 08/15/28	590,186
1,404,137	6.000%, due 09/15/28	1,425,639
513,801	6.000%, due 02/15/29	521,634
326,426	6.000%, due 04/15/29	331,168
445,225	6.000%, due 02/15/32	451,528
2,170,350	6.000%, due 07/15/32	2,201,070
5,298,407	6.000%, due 08/15/32	5,373,392
10,063,390	6.000%, due 09/15/32	10,205,834
1,838,265	6.000%, due 11/15/32	1,864,285
1,441,938	6.000%, due 12/15/32	1,462,349
15,186,060	6.000%, due 01/15/33	15,394,538
1,567,269	6.000%, due 02/15/33	1,588,785

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
	Government National Mortgage Association (continued)
$2,208,165	6.000%, due 03/15/33	$2,238,479
609,890	6.000%, due 04/15/33	618,263
2,209,603	6.000%, due 05/15/33	2,239,937
4,148,439	6.000%, due 09/15/33	4,205,389
5,804,823	6.000%, due 10/15/33	5,884,513
1,456,640	6.000%, due 12/15/33	1,476,637
1,172,347	6.000%, due 01/15/34	1,187,089
1,157,261	6.000%, due 01/20/34	1,169,002
324,037	6.000%, due 02/15/34	328,112
4,415,331	6.000%, due 03/20/34	4,460,126
534,337	6.000%, due 04/20/34	539,758
3,421,692	6.000%, due 05/20/34	3,456,407
203,772	6.000%, due 06/20/34	205,840
1,427,699	6.000%, due 07/20/34	1,442,183
3,357,667	6.000%, due 08/20/34	3,391,732
487,873	6.000%, due 09/15/34	494,617
1,043,954	6.000%, due 10/15/34	1,058,384
7,326,440	6.000%, due 10/20/34	7,400,770
11,564,255	6.000%, due 11/20/34	11,681,579
11,921,196	6.000%, due 12/20/34	12,042,140
3,011,084	6.000%, due 01/20/35	3,037,904
1,160,312	6.000%, due 02/20/35	1,170,647
1,905,306	6.000%, due 03/20/35	1,922,276
608,025	6.000%, due 04/20/35	613,441
478,028	6.000%, due 06/20/35	482,285
996,751	6.000%, due 05/15/36	1,009,286
1,998,162	6.000%, due 06/15/36	2,023,289
1,857,372	6.000%, due 07/15/36	1,880,729
1,305,639	6.000%, due 08/15/36	1,322,058
1,000,593	6.000%, due 09/15/36	1,013,176
164,271	6.250%, due 03/15/28	167,448
181,798	6.250%, due 04/15/28	185,313
128,503	6.340%, due 02/15/29	130,096
334,043	6.500%, due 02/15/22	335,137
331,001	6.500%, due 02/15/26	340,348
322,377	6.500%, due 03/15/28	331,724
210,543	6.500%, due 08/15/28	216,648
2,639,347	6.500%, due 11/15/28	2,715,883
410,006	6.500%, due 07/20/29	420,851
30,733	6.500%, due 05/15/31	31,587
1,594,224	6.500%, due 08/20/31	1,634,519
393,209	6.500%, due 09/15/31	404,131
2,252,844	6.500%, due 01/15/32	2,314,457
1,204,904	6.500%, due 02/15/32	1,237,857
104,533	6.500%, due 04/20/32	107,130
536,318	6.500%, due 07/20/32	549,644
790,406	6.500%, due 08/15/32	812,023
2,486,966	6.500%, due 11/15/33	2,551,981
1,221,902	6.500%, due 11/20/33	1,250,791
689,401	6.500%, due 01/20/34	705,599
816,631	6.500%, due 02/20/34	835,819
391,856	6.500%, due 03/20/34	401,063
459,187	6.500%, due 08/20/34	469,976
1,011,785	6.500%, due 09/20/34	1,035,558
1,570,589	6.500%, due 12/20/34	1,607,492
1,471,423	6.500%, due 04/20/36	1,504,548
1,203,587	6.500%, due 05/15/36	1,234,896
2,815,435	6.500%, due 09/15/36	2,888,673
10,000,000	6.500%, due 09/20/36	10,235,128
151,119	6.650%, due 10/15/14	151,781
219,462	6.750%, due 06/15/13	220,659
9,921	6.750%, due 04/15/14	9,983

Principal Amount		Value
$28,196	6.750%, due 08/15/28	$28,907
447,175	6.750%, due 10/15/28	458,454
61,015	6.750%, due 11/15/28	62,554
1,577,068	7.000%, due 07/15/22	1,650,345
103,961	7.000%, due 09/15/23	107,366
27,658	7.000%, due 12/15/23	28,563
52,399	7.000%, due 04/15/26	54,184
289,227	7.000%, due 01/15/27	299,172
196,370	7.000%, due 11/15/27	203,122
352,024	7.000%, due 07/15/28	363,692
28,768	7.000%, due 07/15/29	29,729
55,486	7.000%, due 10/15/30	57,340
69,271	7.000%, due 05/15/31	71,569
806,454	7.000%, due 06/15/31	833,396
370,815	7.000%, due 09/15/31	383,115
257,202	7.000%, due 11/15/31	265,630
242,108	7.000%, due 12/15/31	250,139
2,521,518	7.000%, due 01/15/32	2,604,800
4,922,059	7.000%, due 02/15/32	5,084,625
3,476,014	7.000%, due 03/15/32	3,590,820
4,586,650	7.000%, due 04/15/32	4,738,137
4,338,912	7.000%, due 05/15/32	4,482,218
2,708,734	7.000%, due 07/15/32	2,798,199
902,378	7.000%, due 06/15/34	931,456
1,022,646	7.000%, due 08/20/36	1,051,303
1,154,453	7.150%, due 07/15/36	1,216,045
520,673	7.250%, due 10/15/27	557,491
48,051	7.250%, due 01/15/29	49,702
505,239	7.250%, due 06/15/29	520,191
469,496	7.250%, due 09/15/31	498,515
757,286	7.500%, due 12/15/19	778,058
106,036	7.500%, due 08/20/27	109,921
300,284	7.500%, due 12/15/28	313,275
281,902	7.500%, due 08/15/29	291,327
446,580	7.500%, due 10/15/30	464,968
49,911	7.500%, due 12/15/30	51,966
371,027	7.500%, due 01/15/31	386,187
166,179	7.500%, due 01/15/32	172,958
409,544	7.500%, due 09/15/32	434,406
55,101	7.650%, due 12/15/12	56,163
299,490	7.700%, due 08/15/13	305,984
620,273	7.750%, due 06/15/14	632,750
534,149	7.750%, due 09/15/29	554,944
923,767	7.750%, due 03/15/32	923,973
25,352	7.800%, due 05/15/19	26,692
38,649	7.800%, due 07/15/19	40,692
925,954	7.800%, due 01/15/42	994,132
2,050,492	7.875%, due 09/15/29	2,094,467
222,965	8.000%, due 12/15/14	233,018
12,782	8.000%, due 03/20/24	13,471
48,806	8.000%, due 11/15/25	51,718
135,507	8.000%, due 07/15/26	143,676
165,412	8.000%, due 09/15/26	175,384
70,380	8.000%, due 09/20/26	74,270
50,437	8.000%, due 12/15/26	53,478
29,170	8.000%, due 04/15/27	30,924
66,931	8.000%, due 06/15/27	70,956
108,943	8.000%, due 07/15/27	115,495
27,500	8.000%, due 03/15/28	29,166
324,522	8.000%, due 05/15/30	332,745
1,322,994	8.000%, due 01/15/38	1,332,809
454,531	8.000%, due 11/15/38	472,001
43,637	8.050%, due 07/15/19	46,305
18,730	8.050%, due 07/15/20	19,901

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
	Government National Mortgage Association (continued)
$418,742	8.100%, due 06/15/12	$423,340
585,228	8.100%, due 07/15/12	591,737
4,913,344	8.125%, due 05/15/38	5,019,784
450,570	8.150%, due 12/15/11	455,434
951,031	8.150%, due 04/15/12	962,046
656,431	8.150%, due 09/15/12	664,523
481,089	8.200%, due 10/15/11	486,377
687,254	8.200%, due 06/15/12	696,043
46,075	8.200%, due 08/15/12	46,678
1,519,582	8.200%, due 09/15/12	1,539,722
179,813	8.200%, due 10/15/12	182,224
711,570	8.200%, due 05/15/13	721,831
38,289	8.250%, due 10/15/24	39,303
675,722	8.250%, due 11/15/35	697,091
457,016	8.250%, due 12/15/37	466,806
831,594	8.250%, due 03/15/41	893,421
45,808	9.000%, due 05/15/16	49,058
57,197	9.000%, due 07/15/16	61,257
699,052	9.000%, due 11/15/27	730,426
1,263,009	9.000%, due 12/15/34	1,323,365
13,025	9.500%, due 11/15/21	14,210
		515,740,265
	Total U.S. Government Agency Obligations (Cost $520,855,654)	517,939,795
U.S. TREASURY OBLIGATIONS: 3.2%
	U.S. Treasury Bonds: 0.6%
1,000,000	9.250%, due 02/15/16	1,346,250
2,310,000	14.000%, due 11/15/11	2,335,990
		3,682,240
	U.S. Treasury Notes: 2.6%
25,000	2.625%, due 11/15/06	24,935
3,021,000	4.000%, due 08/31/07	2,996,337
300,000	4.000%, due 02/15/14	288,551
1,868,000	4.250%, due 10/31/07	1,855,669
6,705,000	4.250%, due 10/15/10	6,623,809
4,543,000	4.250%, due 08/15/15	4,420,730
100,000	4.375%, due 11/15/08	99,410
		16,309,441
	Total U.S. Treasury Obligations (Cost $20,633,835)	19,991,681
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
56,276	Small Business Administration Participation Certificates, 8.250%, due 11/01/11	58,637
	Total Asset-Backed Securities (Cost $58,202)	58,637
	Total Long-Term Investments (Cost $541,547,691)	537,990,113

Principal Amount			Value
SHORT-TERM INVESTMENTS: 14.5%
	Treasury Bills: 14.5%
$91,500,000	United States Treasury Bill, 4.710%, due 01/04/07		$90,365,126
	Total Short-Term Investments (Cost $90,314,334)		90,365,126
	Total Investments in Securities (Cost $631,862,025)*	100.7%	$628,355,239
	Other Assets and Liabilities-Net	(0.7)	(4,665,189)
	Net Assets	100.0%	$623,690,050

*  Cost for federal income tax purposes is $631,862,353

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,593,924
Gross Unrealized Depreciation	(7,101,038)
Net Unrealized Depreciation	$(3,507,114)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 96.7%
		Advertising: 1.7%
$1,400,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	$1,284,500
385,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	387,888
1,230,000	C	Vertis, Inc., 9.750%, due 04/01/09	1,246,913
			2,919,301
		Aerospace/Defense: 0.6%
1,045,000	C	DRS Technologies, Inc., 6.875%, due 11/01/13	1,037,163
			1,037,163
		Airlines: 1.2%
800,000		AMR Corp., 8.608%, due 04/01/11	829,500
642,042	C	Continental Airlines, Inc., 7.461%, due 04/01/15	642,444
515,000		United AirLines, Inc., 6.932%, due 09/01/11	564,247
			2,036,191
		Apparel: 0.8%
750,000	C	Levi Strauss & Co., 10.122%, due 04/01/12	776,250
630,000	C	Phillips-Van Heusen, 8.125%, due 05/01/13	659,925
			1,436,175
		Auto Manufacturers: 1.3%
1,160,000		Ford Motor Co., 7.450%, due 07/16/31	901,900
1,475,000	C	General Motors Corp., 8.375%, due 07/15/33	1,283,250
			2,185,150
		Auto Parts & Equipment: 1.2%
260,000	C	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	265,200
810,000	C	Tenneco, Inc., 8.625%, due 11/15/14	803,925
935,000	C	Visteon Corp., 8.250%, due 08/01/10	916,300
			1,985,425
		Building Materials: 1.6%
570,000	@@,C	Ainsworth Lumber Co., Ltd., 6.750%, due 03/15/14	401,850
675,000	C	Goodman Global Holding Co., Inc., 7.875%, due 12/15/12	646,313
205,000	C	Goodman Global Holdings, Inc., 8.329%, due 06/15/12	208,331
625,000	C	Interline Brands, Inc., 8.125%, due 06/15/14	635,938
970,000	C	Ply Gem Industries, Inc., 9.000%, due 02/15/12	778,425
			2,670,857

Principal Amount			Value
		Chemicals: 7.5%
$745,000	C	Equistar Chemicals LP, 10.625%, due 05/01/11	$802,738
3,180,000	@@,#,C	Ineos Group Holdings PLC, 8.500%, due 02/15/16	3,044,850
1,675,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	1,704,313
1,000,000	C	Lyondell Chemical Co., 8.250%, due 09/15/16	1,020,000
1,840,000	@@,C	Nova Chemicals Corp., 6.500%, due 01/15/12	1,738,800
1,775,000	@@,C	Nova Chemicals Corp., 8.405%, due 11/15/13	1,819,375
1,750,000	C	PolyOne Corp., 8.875%, due 05/01/12	1,776,250
851,000	C	Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	914,825
			12,821,151
		Commercial Services: 4.9%
1,690,000	#,C	Ashtead Capital, Inc., 9.000%, due 08/15/16	1,766,050
980,000	#,C	Avis Budget Car Rental, LLC, 7.625%, due 05/15/14	955,500
465,000	#,C	Avis Budget Car Rental, LLC, 7.750%, due 05/15/16	451,050
770,000	C	Corrections Corp. of America, 7.500%, due 05/01/11	791,175
780,000	#,C	H&E Equipment Services, Inc., 8.375%, due 07/15/16	803,400
680,000	#,C	Hertz Corp., 8.875%, due 01/01/14	715,700
1,130,000	#,C	Hertz Corp., 10.500%, due 01/01/16	1,248,650
300,000	C	United Rentals North America, Inc., 6.500%, due 02/15/12	291,000
1,560,000	C	United Rentals North America, Inc., 7.000%, due 02/15/14	1,474,200
			8,496,725
		Computers: 0.9%
1,545,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	1,606,800
			1,606,800
		Diversified Financial Services: 10.9%
1,205,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	1,322,807
685,000	C	BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	746,650
555,000	+,C	Crystal US Holdings 3, LLC, 2.550%, (step rate 10.500%), due 10/01/14	453,019
2,200,000	#,S	Ford Motor Credit Co., 9.750%, due 09/15/10	2,273,284
1,030,000		Ford Motor Credit Co., 9.824%, due 04/15/12	1,079,176
2,295,000		Ford Motor Credit Co., 9.875%, due 08/10/11	2,377,161
1,330,000		General Motors Acceptance Corp., 5.125%, due 05/09/08	1,303,799
4,135,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	4,117,344

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$1,020,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	$1,069,441
1,250,000	#,C,S	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	1,237,500
870,000	#,C	Rainbow National Services, LLC, 8.750%, due 09/01/12	935,250
950,000	C	Universal City Florida Holding Co. I/II, 10.239%, due 05/01/10	980,875
855,000	C	Visant Corp., 7.625%, due 10/01/12	863,550
			18,759,856
		Electric: 3.2%
495,000	#,C	AES Corp., 8.750%, due 05/15/13	533,363
240,000	C	CMS Energy Corp., 7.500%, due 01/15/09	248,400
1,165,000	C	CMS Energy Corp., 8.500%, due 04/15/11	1,264,025
717,882	C	Homer City Funding, LLC, 8.734%, due 10/01/26	798,644
1,809,951	C	Midwest Generation, LLC, 8.300%, due 07/02/09	1,847,282
860,000	C	Mirant North America, LLC, 7.375%, due 12/31/13	865,375
			5,557,089
		Entertainment: 4.7%
820,000	C	AMC Entertainment, Inc., 8.625%, due 08/15/12	850,750
1,325,000	C	AMC Entertainment, Inc., 11.000%, due 02/01/16	1,450,875
1,075,000	C	American Casino & Entertainment Properties, LLC, 7.850%, due 02/01/12	1,096,500
1,700,000		Cedar Fair LP, 7.870%, due 06/13/12	1,709,911
885,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	900,488
490,000	#,C	Pokagon Gaming Authority, 10.375%, due 06/15/14	524,913
195,000	C	Six Flags Theme Parks, Inc., 8.875%, due 02/01/10	187,688
195,000	C	Six Flags Theme Parks, Inc., 9.625%, due 06/01/14	174,525
1,230,000	C	Warner Music Group - Old, 7.375%, due 04/15/14	1,205,400
			8,101,050
		Environmental Control: 1.7%
680,000	C	Allied Waste North America, Inc., 8.500%, due 12/01/08	715,700
1,230,000	C	Waste Services, Inc., 9.500%, due 04/15/14	1,266,900
865,000	#,C	WCA Waste Corp., 9.250%, due 06/15/14	901,763
			2,884,363

Principal Amount			Value
		Food: 1.1%
$770,000	C	Albertson's, Inc., 7.450%, due 08/01/29	$717,070
980,000	C	Albertson's, Inc., 7.500%, due 02/15/11	1,003,335
175,000	C	Stater Brothers Holdings, 8.125%, due 06/15/12	176,750
			1,897,155
		Forest Products & Paper: 4.2%
1,958,000	@@,C,S	Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	1,948,210
1,135,000	C	Appleton Papers, Inc., 8.125%, due 06/15/11	1,140,675
715,000	@@,C	Domtar, Inc., 7.875%, due 10/15/11	715,000
740,000	C	Georgia-Pacific Corp., 7.750%, due 11/15/29	714,100
840,000	C	NewPage Corp., 12.000%, due 05/01/13	873,600
530,000	@@,C	Tembec Industries, Inc., 7.750%, due 03/15/12	270,300
685,000	#,C	Verso Paper Holdings, LLC, 9.125%, due 08/01/14	692,706
270,000	#,C	Verso Paper Holdings, LLC, 9.239%, due 08/01/14	274,050
520,000	#,C	Verso Paper Holdings, LLC, 11.375%, due 08/01/16	518,700
			7,147,341
		Healthcare-Products: 1.1%
1,805,000	C	VWR International, Inc., 8.000%, due 04/15/14	1,829,819
			1,829,819
		Healthcare-Services: 2.7%
990,000	C	Community Health Systems, Inc., 6.500%, due 12/15/12	951,638
1,015,000	C	DaVita, Inc., 7.250%, due 03/15/15	1,002,313
1,280,000	C	HCA, Inc., 7.875%, due 02/01/11	1,230,400
1,080,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	1,058,400
530,000	C	Tenet Healthcare Corp., 6.375%, due 12/01/11	468,388
			4,711,139
		Holding Companies-Diversified: 0.6%
1,100,000	C	Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	1,080,750
			1,080,750
		Home Builders: 1.7%
885,000	C	Standard-Pacific Corp., 6.500%, due 08/15/10	836,325
1,150,000	C	Stanley-Martin Communities, LLC, 9.750%, due 08/15/15	917,125
995,000	C	Technical Olympic USA, Inc., 9.000%, due 07/01/10	951,469
300,000	C	Technical Olympic USA, Inc., 10.375%, due 07/01/12	261,000
			2,965,919

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Home Furnishings: 0.5%
$795,000	C	Norcraft Cos. LP/Norcraft Finance Corp., 9.000%, due 11/01/11	$809,906
			809,906
		Household Products/Wares: 1.1%
925,000	C	American Achievement Corp., 8.250%, due 04/01/12	938,875
1,155,000	+,C	Visant Holding Corp., 2.620%, (step rate 10.250%), due 12/01/13	958,650
			1,897,525
		Iron/Steel: 0.2%
445,000	C	California Steel Industries, Inc., 6.125%, due 03/15/14	416,631
			416,631
		Leisure Time: 0.9%
1,005,000	@@,C	NCL Corp., 10.625%, due 07/15/14	977,363
375,000	@@	Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	368,118
265,000	@@	Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	282,153
			1,627,634
		Lodging: 2.2%
490,000	#,C	French Lick Resorts & Casino Corp., 10.750%, due 04/15/14	447,125
2,100,000	S	MGM Mirage, 6.284%, due 04/25/10	2,092,817
875,000	C	Station Casinos, Inc., 6.500%, due 02/01/14	823,594
480,000	C	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	468,000
			3,831,536
		Machinery-Construction & Mining: 0.1%
150,000	C	Terex Corp., 7.375%, due 01/15/14	151,500
			151,500
		Media: 15.5%
880,000	C	American Media Operations, Inc., 10.250%, due 05/01/09	822,800
995,000	C	Cablevision Systems Corp., 8.000%, due 04/15/12	1,012,413
1,160,000	C	CBD Media, Inc., 8.625%, due 06/01/11	1,148,400
1,234,959	#,C	Charter Communications Holdings, LLC, 10.250%, due 10/01/13	1,262,746
1,884,147	#,C	Charter Communications Holdings, LLC, 11.000%, due 10/01/15	1,720,026
1,430,000	#,C	Charter Communications Operating, LLC, 8.000%, due 04/30/12	1,447,875
1,375,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	1,404,219

Principal Amount			Value
$1,075,000	#,C	CMP Susquehanna Corp., 9.875%, due 05/15/14	$1,015,875
570,000		CSC Holdings, Inc., 7.625%, due 04/01/11	587,813
1,015,000		CSC Holdings, Inc., 7.625%, due 07/15/18	1,044,181
2,410,000	S	CSC Holdings, Inc., 8.125%, due 07/15/09	2,506,400
1,324,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	1,436,540
495,000	C	Dex Media, Inc., 8.000%, due 11/15/13	493,763
730,000	C	Echostar DBS Corp., 5.750%, due 10/01/08	725,438
1,680,000	+,C	Houghton Mifflin Co., 1.860%, (step rate 11.500%), due 10/15/13	1,474,200
1,195,000	C	Houghton Mifflin Co., 8.250%, due 02/01/11	1,232,038
985,000	#,C	Houghton Mifflin Co., 12.031%, due 05/15/11	1,021,938
995,000	+,C	Insight Communications Co., Inc., 12.250%, due 02/15/11	1,057,188
1,105,000	#,C	ION Media Networks, Inc., 11.624%, due 01/15/13	1,118,813
625,000	#,C	Mediacom Broadband, LLC, 8.500%, due 10/15/15	624,219
930,000	#,C	Nexstar Finance, Inc., 7.000%, due 01/15/14	850,950
750,000	@@,#,C	Nielsen Finance Co., 10.000%, due 08/01/14	779,063
1,540,000	C	Primedia, Inc., 10.780%, due 05/15/10	1,582,350
365,000	C	Radio One, Inc., 6.375%, due 02/15/13	333,975
			26,703,223
		Metal Fabricate/Hardware: 0.5%
920,000	C	Trimas Corp., 9.875%, due 06/15/12	855,600
			855,600
		Miscellaneous Manufacturing: 0.6%
665,000	#,C	RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	678,300
270,000	#,C	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16	279,450
			957,750
		Oil & Gas: 2.6%
900,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	873,000
1,065,000	#,C	Hilcorp Finance Co., 9.000%, due 06/01/16	1,104,938
695,000	C	Newfield Exploration Co., 6.625%, due 09/01/14	683,706
958,000	C	Parker Drilling Co., 10.150%, due 09/01/10	983,148
830,000	C	Whiting Petroleum Corp., 7.250%, due 05/01/13	817,550
			4,462,342

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Oil & Gas Services: 0.7%
$750,000	C	Hanover Equipment Trust, 8.750%, due 09/01/11	$783,750
365,000	#,C	RathGibson, Inc., 11.250%, due 02/15/14	377,775
			1,161,525
		Packaging & Containers: 0.4%
610,000	C	Graham Packaging Co., Inc., 8.500%, due 10/15/12	606,950
			606,950
		Pipelines: 1.5%
1,080,000	C	Southern Natural Gas Co., 8.000%, due 03/01/32	1,199,479
1,260,000	C	Transcontinental Gas Pipe Line Corp., 7.250%, due 12/01/26	1,289,925
			2,489,404
		Real Estate Investment Trusts: 0.3%
455,000	C	Felcor Lodging LP, 9.570%, due 06/01/11	465,238
			465,238
		Retail: 4.3%
1,335,000	C	Blockbuster, Inc., 9.000%, due 09/01/12	1,231,538
855,000	C	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	835,763
705,000	C	Dominos, Inc., 8.250%, due 07/01/11	743,775
270,000	C	Duane Reade, Inc., 9.890%, due 12/15/10	274,725
720,000	C	General Nutrition Centers, Inc., 8.500%, due 12/01/10	702,000
1,205,000	C	General Nutrition Centers, Inc., 8.625%, due 01/15/11	1,238,138
815,000	C	GSC Holdings Corp., 8.000%, due 10/01/12	843,525
1,465,000	C	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	1,563,888
			7,433,352
		Semiconductors: 0.5%
905,000	@@,C	STATS ChipPAC Ltd., 7.500%, due 07/19/10	905,000
			905,000
		Telecommunications: 11.2%
330,000	C	American Tower Corp., 7.125%, due 10/15/12	339,900
390,000	C	Centennial Communications Corp., 10.000%, due 01/01/13	396,825
720,000	C	Centennial Communications Corp., 10.125%, due 06/15/13	768,600
1,540,000	C	Cincinnati Bell, Inc., 8.375%, due 01/15/14	1,563,100
830,000	C	Citizens Communications Co., 9.000%, due 08/15/31	894,325
275,000	C	Citizens Communications Co., 9.250%, due 05/15/11	304,563
1,125,000	C	Dobson Cellular Systems, 9.875%, due 11/01/12	1,212,188

Principal Amount			Value
$255,000	C	Dobson Communications Corp., 9.624%, due 10/15/12	$261,375
2,079,000	C	Insight Capital, Inc., 10.500%, due 11/01/10	2,162,160
1,905,000	@@,#,C	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	2,033,588
2,375,000	@@,C,S	Intelsat Ltd., 5.250%, due 11/01/08	2,291,875
970,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	996,675
260,000	C	LCI International, Inc., 7.250%, due 06/15/07	261,950
860,000	#,C	PanAmSat Corp., 9.000%, due 06/15/16	890,100
3,650,000	C,S	Qwest Capital Funding, Inc., 6.375%, due 07/15/08	3,672,813
445,000	C	Qwest Capital Funding, Inc., 7.000%, due 08/03/09	449,450
465,000		Qwest Corp., 8.640%, due 06/15/13	499,875
310,000	@@,C	Rogers Wireless, Inc., 7.250%, due 12/15/12	325,888
5,000	C	Rural Cellular Corp., 9.875%, due 02/01/10	5,238
			19,330,488
		Total Corporate Bonds/Notes (Cost $165,375,982)	166,235,023

Shares	Value
COMMON STOCK: 1.4%

		Agriculture: 0.0%
17,906	@,I,X	North Atlantic Trading Co.	$18
			18
		Auto Parts & Equipment: 0.6%
130,000	@	Visteon Corp.	1,059,500
			1,059,500
		Exchange Traded Fund: 0.8%
191,500	**	ING Prime Rate Trust	1,365,395
			1,365,395
		Telecommunications: 0.0%
264	@,@@	Completel Europe NV	7,236
2,350	@,I,X	Jordan Tellecommunications	50,807
			58,043
		Total Common Stock (Cost $2,735,566)	2,482,956
PREFERRED STOCK: 0.0%
		Media: 0.0%
1		ION Media Networks, Inc.	8,935
		Total Preferred Stock (Cost $8,676)	8,935
WARRANTS: 0.2%
		Building Materials: 0.0%
3,100	#,I,X	Dayton Superior Corp.	31
			31

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services: 0.0%
92,950	I,X	Comforce Corp.	$930
			930
		Telecommunications: 0.2%
580		American Tower Corp.	299,015
500	@@,#,I,X	GT Group Telecom, Inc.	—
			299,015
		Total Warrants (Cost $47,403)	299,976
		Total Long-Term Investments (Cost $168,167,627)	169,026,890

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreement: 0.5%
$796,000	Goldman Sachs Repurchase
	Agreement dated 09/29/06,
	5.320%, due 10/02/06, $796,353
	to be received upon repurchase
	(Collateralized by $810,000
	Federal Home Loan Bank,
	3.200%, Market Value plus
	accrued interest $815,854,
	due 11/29/06)		$796,000
	Total Short-Term Investments (Cost $796,000)		796,000
	Total Investments in Securities (Cost $168,963,627)*	98.8%	$169,822,890
	Other Assets and Liabilities-Net	1.2	2,057,409
	Net Assets	100.0%	$171,880,299

Certain securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A)

@  Non-income producing security

@@  Foreign Issuer

+  Step-up basis bonds. Interest rates shown reflect current coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

**  Investment in affiliate

*  Cost for federal income tax purposes is $169,028,752. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,038,274
Gross Unrealized Depreciation	(2,244,136)
Net Unrealized Appreciation	$794,138

Information concerning open futures contracts at September 30, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain
U.S. 10-Year Treasury Note	85	$9,185,313	12/19/2006	$79,262

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 25.3%
		Airlines: 0.2%
$494,505		Continental Airlines, Inc., 8.312%, due 04/02/11	$460,199
1,742,000		United Air Lines, Inc., 6.932%, due 09/01/11	1,908,579
			2,368,778
		Auto Manufacturers: 0.0%
115,000		General Motors Corp., 8.375%, due 07/15/33	100,050
			100,050
		Banks: 6.7%
2,930,000	@@,L	Australia & New Zealand Banking Group Ltd., 5.400%, due 10/29/49	2,550,940
754,000	@@,#	Banco do Brasil, 7.950%, due 12/31/49	755,885
989,048	@@,#	Banco Itau SA, 5.739%, due 09/20/08	986,279
1,878,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	2,057,251
1,060,000	@@	Bank of Ireland, 5.688%, due 12/29/49	936,007
1,180,000	@@	Bank of Nova Scotia, 5.625%, due 08/21/85	1,002,089
540,000	@@,L	Bank of Scotland, 5.563%, due 11/30/49	471,150
177,000		BankAmerica Capital II, 8.000%, due 12/15/26	184,604
710,000	@@,L	Barclays Bank PLC, 5.750%, due 12/31/49	633,525
843,000		Chase Capital I, 7.670%, due 12/01/26	877,331
1,861,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	1,787,286
1,000,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	997,204
1,490,000	@@	Den Norske Bank ASA, 5.563%, due 08/29/49	1,266,500
230,000	@@	Den Norske Creditbank, 5.688%, due 11/29/49	198,009
1,638,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	1,945,417
858,000	#	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	893,216
3,822,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	3,759,506
3,010,000	@@	HSBC Bank PLC, 5.663%, due 06/29/49	2,550,975
2,390,000	@@,L	HSBC Bank PLC, 5.875%, due 06/29/49	2,055,400
6,000,000	@@	KAUP Bank, 6.600%, due 12/28/15	5,647,716
2,370,000	@@	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	2,055,634
230,000	@@	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	204,225
61,000		M&I Capital Trust A, 7.650%, due 12/01/26	63,360

Principal Amount			Value
$1,684,000		Mellon Capital I, 7.720%, due 12/01/26	$1,753,692
1,420,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	1,505,042
1,090,000	@@	National Australia Bank Ltd., 5.556%, due 10/29/49	946,195
320,000	@@	National Westminster Bank PLC, 5.563%, due 11/29/49	274,419
2,000,000	@@,L	Paribas, 5.445%, due 09/29/49	1,733,718
1,887,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,849,481
910,000	#,L	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	880,050
1,563,000		RBS Capital Trust I, 5.512%, due 09/30/49	1,521,113
2,200,000	@@,#	Resona Bank Ltd., 5.850%, due 09/29/49	2,154,680
4,560,000	@@,L	Royal Bank of Scotland Group PLC, 5.750%, due 12/29/49	3,955,650
1,090,000	@@	Societe Generale, 5.395%, due 11/29/49	941,973
3,220,000	@@,L	Standard Chartered PLC, 5.528%, due 07/29/49	2,664,550
5,150,000	@@,L	Standard Chartered PLC, 5.550%, due 11/29/49	4,313,125
520,000	@@,L	Standard Chartered PLC, 5.730%, due 01/29/49	429,000
2,000,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	2,091,662
1,405,000		Wachovia Capital Trust III, 5.800%, due 12/31/49	1,410,179
1,250,000	@@	Westpac Banking Corp., 5.525%, due 09/30/49	1,069,788
1,108,000	@@,#,L	Westpac Capital Trust IV, 5.256%, due 12/29/49	1,037,959
3,555,000	@@,#	Woori Bank, 6.125%, due 05/03/16	3,633,825
			68,045,610
		Beverages: 0.5%
1,849,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	2,140,218
2,898,000	@@	Diageo Capital PLC, 5.875%, due 09/30/36	2,845,848
			4,986,066
		Building Materials: 0.3%
3,243,000		Masco Corp., 6.125%, due 10/03/16	3,226,260
			3,226,260
		Chemicals: 0.8%
1,646,000		Lyondell Chemical Co., 8.000%, due 09/15/14	1,674,805

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount				Value
			Chemicals (continued)
	$905,000		Lyondell Chemical Co., 8.250%, due 09/15/16	$923,100
	720,000		Stauffer Chemical, 5.500%, due 04/15/10	595,728
	1,230,000		Stauffer Chemical, 5.810%, due 04/15/18	641,138
	1,510,000		Stauffer Chemical, 7.950%, due 04/15/17	833,701
	3,647,000	L	Union Carbide Corp., 7.750%, due 10/01/96	3,855,032
				8,523,504
			Commercial Services: 0.4%
	3,846,000		Tulane University of Louisiana, 6.205%, due 11/15/12	3,865,230
				3,865,230
			Diversified Financial Services: 6.6%
	2,801,000	@@,#	Aiful Corp., 4.450%, due 02/16/10	2,686,341
	527,000	@@,#,I	Alpine III, 5.966%, due 08/16/14	528,430
	527,000	@@,#,I	Alpine III, 6.366%, due 08/16/14	528,828
	789,000	@@,#,I	Alpine III, 8.166%, due 08/16/14	793,938
	1,348,000	@@,#,I	Alpine III, 11.416%, due 08/16/14	1,384,246
	3,059,509	#	Astoria Depositor Corp., 7.902%, due 05/01/21	3,205,034
	7,897,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	8,669,050
	1,651,614	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	1,618,582
	1,712,000		Citigroup Capital II, 7.750%, due 12/01/36	1,773,338
	2,340,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	2,438,807
	1,245,000	@@	Financiere CSFB NV, 5.500%, due 03/29/49	1,061,363
	172,000		Ford Motor Credit Co., 9.875%, due 08/10/11	178,158
	1,862,000		Fund American Cos., Inc., 5.875%, due 05/15/13	1,842,933
	1,713,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	2,195,367
	1,366,000	L	JPM Capital Trust I, 7.540%, due 01/15/27	1,418,243
	1,509,000		JPM Capital Trust II, 7.950%, due 02/01/27	1,574,495
	3,486,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	3,378,802
	3,178,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	3,106,387
	1,589,000	@@	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	1,604,790
DKK	44	@@,I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	8

Principal Amount				Value
	$1,296,000	@@	Paribas, 5.563%, due 12/31/49	$1,140,729
	777,500	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	767,095
	1,161,016	@@,#	Petroleum Export Ltd., 5.265%, due 06/15/11	1,144,528
	2,821,430	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	2,851,408
	3,600,000	#	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	3,564,000
	986,000		Southern Star Central Corp., 6.750%, due 03/01/16	973,675
JPY	1,500,000,000	@@	Takefuji Corp., 1.000%, due 03/01/34	6,695,873
	3,421,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	3,580,179
	8,795,153	#	Toll Road Investors Partnership II LP, 17.640%, due 02/15/45	1,117,873
	1,200,000	#	Twin Reefs Pass-Through Trust, 6.320%, due 12/10/49	1,202,098
	2,098,000	@@,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	2,216,845
	1,085,000	#	Wachovia Capital Trust V, 7.965%, due 06/01/27	1,140,578
				66,382,021
			Electric: 2.6%
	3,773,189		CE Generation, LLC, 7.416%, due 12/15/18	3,899,885
	3,938,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	4,569,450
	2,377,000	L	FirstEnergy Corp., 6.450%, due 11/15/11	2,482,318
	773,736	#	Juniper Generation, LLC, 6.790%, due 12/31/14	750,811
	1,345,000	@@,+	Korea Electric Power Corp., 0.480%, due 04/01/96	876,346
	2,475,000	#	Nevada Power Co., 5.950%, due 03/15/16	2,484,974
	1,263,000		NorthWestern Corp., 5.875%, due 11/01/14	1,248,733
	1,542,000	#	NorthWestern Corp., 6.040%, due 09/01/16	1,560,130
	1,175,000		Potomac Edison Co., 5.000%, due 11/01/06	1,177,164
	712,513	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	718,404
	336,945		PPL Montana, LLC, 8.903%, due 07/02/20	376,093
	2,613,000	#	Sierra Pacific Power Co., 6.000%, due 05/15/16	2,632,859
	466,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	477,260
	2,468,000		Southern Co. CAP Trust I, 8.190%, due 02/01/37	2,583,720
				25,838,147

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Energy-Alternate Sources: 0.2%
$2,287,406		Salton Sea Funding Corp., 7.840%, due 05/30/10	$2,355,658
			2,355,658
		Food: 0.1%
467,000		Delhaize America, Inc., 8.050%, due 04/15/27	498,752
692,000		Delhaize America, Inc., 8.125%, due 04/15/11	746,175
			1,244,927
		Gas: 0.3%
2,715,000	#	Southern Star Central Gas Pipeline, Inc., 6.000%, due 06/01/16	2,742,150
			2,742,150
		Home Builders: 0.2%
1,745,000		D.R. Horton, Inc., 5.625%, due 09/15/14	1,647,776
			1,647,776
		Insurance: 0.9%
3,521,000	@@	Aegon NV, 5.413%, due 12/31/49	3,045,665
2,442,000	L	AON Corp., 8.205%, due 01/01/27	2,806,652
2,376,000	#	Liberty Mutual Group, Inc., 7.500%, due 08/15/36	2,556,650
817,000	#	North Front Pass-Through Trust, 5.810%, due 12/15/24	803,975
			9,212,942
		Media: 0.3%
1,473,000	#	Charter Communications Operating LLC, 8.375%, due 04/30/14	1,504,301
1,091,000		Houghton Mifflin Co., 8.250%, due 02/01/11	1,126,458
			2,630,759
		Mining: 0.4%
3,536,000		Southern Copper Corp., 7.500%, due 07/27/35	3,718,507
457,000	@@,L	Vale Overseas Ltd., 8.250%, due 01/17/34	520,980
			4,239,487
		Multi-National: 0.1%
1,174,000	@@,L	Corp. Andina de Fomento, 5.125%, due 05/05/15	1,137,658
			1,137,658
		Oil & Gas: 1.8%
1,748,000		Anadarko Petroleum Corp., 5.950%, due 09/15/16	1,772,184
1,193,000	@@,#,L	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	1,128,851

Principal Amount			Value
$796,000	@@,#,L	Empresa Nacional de Petroleo, 6.750%, due 11/15/12	$841,557
1,898,000	L	Hess Corp, 7.300%, due 08/15/31	2,143,706
2,087,000	@@,#,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	2,053,086
2,402,000	@@,#	Pemex Project Funding Master Trust, 6.690%, due 06/15/10	2,460,849
2,837,000	S	Petrobras, 6.125%, due 10/06/2036	2,824,432
2,147,000	@@,#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	2,072,969
3,052,000	@@	Transocean, Inc., 5.591%, due 09/05/08	3,053,706
			18,351,340
		Pipelines: 1.1%
4,067,000	#,I	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	4,016,569
659,000		Dynegy Holdings, Inc., 7.125%, due 05/15/18	606,280
330,000		Dynegy Holdings, Inc., 8.750%, due 02/15/12	343,613
906,000	#,L	Northwest Pipeline Corp., 7.000%, due 06/15/16	930,915
2,843,000		ONEOK Partners LP, 6.150%, due 10/01/16	2,875,109
1,262,000	#	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	1,254,113
907,000	#	Williams Partners LP, 7.500%, due 06/15/11	913,803
			10,940,402
		Real Estate: 0.2%
1,646,000		EOP Operating LP, 7.750%, due 11/15/07	1,686,515
			1,686,515
		Real Estate Investment Trusts: 0.3%
392,000		Liberty Property LP, 6.375%, due 08/15/12	410,400
1,583,000		Liberty Property LP, 7.750%, due 04/15/09	1,665,826
1,391,000	L	Simon Property Group LP, 4.875%, due 03/18/10	1,371,283
			3,447,509
		Retail: 0.2%
1,859,000		May Department Stores Co., 3.950%, due 07/15/07	1,834,444
			1,834,444
		Savings & Loans: 0.1%
1,238,000		Great Western Financial, 8.206%, due 02/01/27	1,297,641
			1,297,641

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Telecommunications: 0.7%
$3,095,000	@@	Rogers Wireless, Inc., 7.250%, due 12/15/12	$3,253,619
3,415,000	@@	Telefonica Emisones SAU, 6.421%, due 06/20/16	3,519,772
			6,773,391
		Transportation: 0.3%
3,026,000		BNSF Funding Trust I, 6.613%, due 12/15/55	3,049,845
			3,049,845
		Total Corporate Bonds/Notes (Cost $256,747,917)	255,928,110
U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.4%
		Federal Home Loan Bank: 1.8%
4,695,000		5.100%, due 03/06/08	4,701,085
4,475,000		5.375%, due 07/18/11	4,559,134
2,600,000	L	5.375%, due 08/19/11	2,649,930
2,055,000		5.550%, due 08/24/07	2,055,727
4,693,000		5.625%, due 06/13/16	4,846,935
			18,812,811
		Federal Home Loan Mortgage Corporation: 9.6%
4,782,000	L	4.000%, due 08/17/07	4,734,998
1,481,309		4.500%, due 12/15/16	1,453,496
3,422,000		4.500%, due 02/15/20	3,206,131
9,537,000		4.875%, due 02/17/09	10,057,306
4,838,382		5.000%, due 08/15/16	4,770,070
869,000		5.000%, due 05/15/20	846,558
3,517,952		5.000%, due 08/15/21	3,485,609
3,513,000		5.000%, due 04/15/23	3,383,903
640,694		5.042%, due 04/01/35	627,929
4,912,000	L	5.125%, due 04/18/08	4,922,795
4,647,000		5.150%, due 01/24/11	4,635,025
3,214,000		5.400%, due 10/10/08	3,214,167
9,884,000		5.500%, due 04/24/09	9,887,952
469,000	W	5.500%, due 10/15/18	468,707
1,875,334		5.500%, due 11/15/18	1,882,379
10,161,466		5.500%, due 08/15/20	9,676,342
7,814,000	W	5.500%, due 11/15/34	7,701,674
1,380,000		5.500%, due 06/01/36	1,355,850
439,135		5.670%, due 02/15/32	441,758
2,000,000		5.750%, due 05/11/11	2,003,360
4,738,000	L	5.750%, due 06/27/16	4,946,718
3,516,000	L	5.875%, due 03/21/11	4,036,713
486,483		5.880%, due 01/25/32	486,994
7,915,715		6.000%, due 01/15/29	8,020,285
9,956		7.500%, due 11/01/28	10,357
415,814		7.500%, due 12/25/41	433,249
			96,690,325
		Federal National Mortgage Association: 19.9%
3,231,422	^	2.365%, due 02/17/29	223,587
3,829,000	L	4.250%, due 09/15/07	3,798,000
68,000	W	4.500%, due 10/15/18	65,620
105,000	W	4.500%, due 10/15/35	98,109
1,860,364		4.607%, due 08/01/35	1,812,476
4,725,000		4.750%, due 08/10/07	4,708,519
1,152,967		4.750%, due 12/25/42	1,144,874
2,179,931		4.807%, due 08/01/35	2,136,648
3,470,790		5.000%, due 02/25/29	3,429,088

Principal Amount			Value
$73,287,000	W	5.000%, due 10/15/33	$70,447,129
4,848,680		5.000%, due 08/01/35	4,663,603
959,742		5.000%, due 10/01/35	923,108
1,247,893		5.074%, due 07/01/35	1,227,960
3,210,084		5.152%, due 09/01/35	3,166,594
9,534,000		5.250%, due 08/01/12	10,023,912
5,793,000	L	5.250%, due 09/15/16	5,917,382
1,074,089		5.252%, due 08/01/35	1,061,663
1,576,000	W	5.500%, due 10/15/18	1,575,508
2,017,266		5.500%, due 11/01/32	1,994,919
11,037,617		5.500%, due 11/01/33	10,911,968
36,566,000	S,W	5.500%, due 10/15/35	28,726,772
1,279,512		5.500%, due 06/01/36	1,260,319
1,346,288		5.500%, due 07/01/36	1,326,094
7,450,000	S	5.500%, due 10/01/36	7,313,805
425,634		5.720%, due 04/18/28	429,274
40,095		5.780%, due 12/25/29	40,178
475,457		5.780%, due 10/25/33	474,269
61,591		6.000%, due 08/01/16	62,574
5,365		6.000%, due 12/01/16	5,451
192,729		6.000%, due 03/01/17	195,805
1,766,783		6.000%, due 09/01/17	1,794,850
123,736		6.000%, due 11/01/17	125,710
3,175,000	W	6.000%, due 11/15/20	3,221,634
4,094,348		6.000%, due 07/25/29	4,158,304
2,273,237		6.000%, due 04/25/31	2,321,446
816,112		6.000%, due 08/01/33	819,961
41,887		6.500%, due 07/01/29	42,933
188,689		6.500%, due 08/01/29	193,397
551,517		6.500%, due 04/01/30	565,278
2,465		6.500%, due 06/01/31	2,521
442,905		6.500%, due 07/01/31	453,919
10,743		6.500%, due 09/01/31	10,987
254,804		6.500%, due 11/01/31	260,605
135,291		6.500%, due 04/01/32	138,319
67,471		6.500%, due 07/01/32	68,980
189,902		6.500%, due 08/01/32	194,152
143,370		6.500%, due 11/01/32	146,579
213,156		6.500%, due 01/01/33	217,926
82,617		6.500%, due 02/01/33	84,343
557,445		6.500%, due 12/01/33	569,090
3,908,000	W	6.500%, due 11/13/36	3,977,609
136,591		7.000%, due 01/01/30	140,447
5,332		7.000%, due 03/01/30	5,500
276,751		7.000%, due 06/01/31	285,700
988,304		7.000%, due 08/01/35	1,015,625
9,280,000		7.250%, due 01/15/10	9,939,641
1,814		7.500%, due 09/01/30	1,879
20,079		7.500%, due 10/01/30	20,796
97,377		7.500%, due 02/01/32	101,094
862,992		7.500%, due 01/25/48	896,457
			200,940,890
		Government National Mortgage Association: 0.1%
999,982	^	2.930%, due 06/16/31	82,808
10,496		5.375%, due 04/20/28	10,596
1,222		6.500%, due 03/15/31	1,256
18,224		6.500%, due 08/15/31	18,730
45,389		6.500%, due 10/15/31	46,649
22,656		6.500%, due 11/15/31	23,285
19,050		6.500%, due 07/15/32	19,571
131,895		6.500%, due 09/15/32	135,502

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Government National Mortgage Association (continued)
$63,020		7.000%, due 04/15/26	$65,167
28,290		7.000%, due 05/15/32	29,225
81,999		7.500%, due 12/15/22	85,362
5,952		7.500%, due 10/15/26	6,209
23,198		7.500%, due 07/15/29	24,165
130		7.500%, due 11/15/30	136
20,257		7.500%, due 12/15/30	21,091
35,805		7.500%, due 12/15/31	37,277
59,919		7.500%, due 05/15/32	62,364
			669,393
		Total U.S. Government Agency Obligations (Cost $317,143,169)	317,113,419
U.S. TREASURY OBLIGATIONS: 11.9%
		U.S. Treasury Bonds: 5.9%
25,159,000	L	4.500%, due 02/15/36	26,894,004
15,063,000	L	4.875%, due 08/15/16	12,663,796
8,658,000	L	6.000%, due 02/15/26	9,908,683
8,708,000	L	6.250%, due 08/15/23	10,112,853
			59,579,336
		U.S. Treasury Inflation-Indexed Bonds: 1.5%
4,948,000	L	2.000%, due 01/15/16	4,958,295
9,570,000	L	2.375%, due 04/15/11	9,825,161
			14,783,456
		U.S. Treasury Notes: 4.1%
21,021,000	L	4.625%, due 08/31/11	20,194,374
13,870,000	L	4.875%, due 08/31/08	12,970,906
7,839,000	L	4.875%, due 08/15/09	7,894,735
			41,060,015
		U.S. Treasury STRIP: 0.4%
6,772,000	L	4.770%, due 05/15/16	4,323,360
			4,323,360
		Total U.S. Treasury Obligations (Cost $118,316,781)	119,746,167
ASSET-BACKED SECURITIES: 6.7%
		Automobile Asset-Backed Securities: 1.2%
373,000		AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	368,882
451,000		AmeriCredit Automobile Receivables Trust, 5.610%, due 03/08/10	452,133
182,777		Capital One Auto Finance Trust, 3.180%, due 09/15/10	180,388
193,000		Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	193,208
1,691,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	1,673,748
320,000		Chase Manhattan Auto Owner Trust, 5.130%, due 05/15/11	320,700

Principal Amount		Value
$162,879	Daimler Chrysler Auto Trust, 3.490%, due 12/08/08	$161,785
251,000	Daimler Chrysler Auto Trust, 5.010%, due 01/08/11	251,095
467,063	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	461,270
917,000	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	898,449
661,000	Honda Auto Receivables Owner Trust, 5.300%, due 07/21/10	664,408
641,000	Household Automotive Trust, 5.610%, due 06/17/09	642,907
828,379	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	816,606
556,259	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	550,912
1,965,000	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	1,944,080
1,667,000	Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	1,659,255
316,000	Nissan Auto Receivables Owner Trust, 5.520%, due 01/15/09	316,741
94,582	USAA Auto Owner Trust, 2.040%, due 02/16/10	94,508
		11,651,075
	Credit Card Asset-Backed Securities: 1.1%
560,000	Bank One Issuance Trust, 4.540%, due 09/15/10	554,318
530,000	Capital One Master Trust, 4.900%, due 03/15/10	529,205
902,000	Capital One Master Trust, 6.310%, due 06/15/11	918,765
347,000	Capital One Multi-Asset Execution Trust, 3.650%, due 07/15/11	338,295
863,000	Capital One Multi-Asset Execution Trust, 4.050%, due 02/15/11	850,505
800,000	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	777,844
2,583,000	Citibank Credit Card Issuance Trust, 4.850%, due 02/10/11	2,572,107
44,000	Citibank Credit Card Issuance Trust, 6.875%, due 11/16/09	44,822
2,429,000	Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	2,477,015
1,282,000	Citibank Credit Card Master Trust I, 6.050%, due 01/15/10	1,298,324

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Credit Card Asset-Backed Securities (continued)
$193,000		Discover Card Master Trust I, 5.150%, due 10/15/09	$193,022
322,000		MBNA Credit Card Master Note Trust, 4.900%, due 07/15/11	321,593
589,000		MBNA Master Credit Card Trust, 5.900%, due 08/15/11	601,899
			11,477,714
		Home Equity Asset-Backed Securities: 2.5%
301,610		Bayview Financial Acquisition Trust, 5.824%, due 09/28/43	301,879
78,000	+	Centex Home Equity, 4.140%, due 03/25/28	77,240
538,071		Freddie Mac Structured Pass-Through Securities, 5.580%, due 05/25/31	538,456
156,125		Freddie Mac Structured Pass-Through Securities, 5.630%, due 01/25/32	156,246
66,582		GMAC Mortgage Corp. Loan Trust, 5.560%, due 12/25/20	66,629
4,851,000		GSAA Trust, 5.242%, due 06/25/34	4,811,283
9,517,000		GSAA Trust, 5.882%, due 09/25/36	9,517,000
6,608,000		GSAA Trust, 6.040%, due 07/25/36	6,693,699
62,349		Merrill Lynch Mortgage Investors, Inc., 5.690%, due 07/25/34	62,548
55,829		New Century Home Equity Loan Trust, 5.890%, due 07/25/30	55,883
62,242		Nissan Auto Receivables Owner Trust, 4.160%, due 08/25/34	61,763
638,000	+	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	631,011
820,000	+	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	812,693
698,000	+	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	698,642
195,079		Residential Asset Securities Corp., 5.930%, due 06/25/32	195,283
984,000		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	963,908
			25,644,163

Principal Amount			Value
		Other Asset-Backed Securities: 1.9%
$49,596		Amortizing Residential Collateral Trust, 5.830%, due 05/25/32	$49,673
288,000		Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	288,225
13,911		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	13,714
327,156		Chase Funding Mortgage Loan, 5.630%, due 07/25/33	328,196
951,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	941,037
1,331,000	+	Credit-Based Asset Servicing and Securitization, 5.501%, due 12/25/36	1,330,487
1,355,000		Equity One ABS, Inc., 5.050%, due 09/25/33	1,336,505
1,022,231		Fannie Mae Grantor Trust, 5.470%, due 04/25/35	1,024,097
74,555		Fannie Mae Grantor Trust, 5.530%, due 11/25/32	74,602
2,185,334		Lehman XS Trust, 5.610%, due 08/25/35	2,192,691
3,064,434		Long Beach Mortgage Loan Trust, 5.660%, due 01/25/36	3,074,642
3,846,000		Merrill Lynch Mortgage Investors, Inc., 5.530%, due 01/25/37	3,849,951
989,000	+	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	989,648
275,604		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	274,299
524,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	517,116
698,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	691,030
1,000,000		Residential Asset Mortgage Products, Inc., 5.600%, due 07/25/35	1,002,334
33,205		Residential Asset Mortgage Products, Inc., 5.640%, due 06/25/33	33,256
1,194,254	+	Structured Asset Securities Corp., 6.000%, due 03/25/34	1,192,146
			19,203,649
		Total Asset-Backed Securities (Cost $68,147,029)	67,976,601

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 28.1%
$436,387		ABN Amro Mortgage Corp., 5.830%, due 03/25/18	$436,199
2,991,419		American Home Mortgage Assets, 5.432%, due 09/25/46	2,987,680
8,373,415		American Home Mortgage Investment Trust, 5.620%, due 11/25/45	8,415,158
4,186,708		American Home Mortgage Investment Trust, 5.770%, due 11/25/45	4,220,475
110,000		Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	106,254
1,609,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	1,562,432
6,262,000		Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	6,166,445
1,114,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	1,101,223
2,130,000		Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	2,111,392
2,210,000		Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	2,167,248
198,994		Banc of America Commercial Mortgage, Inc., 5.363%, due 07/10/46	200,692
59,235		Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	59,957
270,000		Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	281,932
5,962,580		Banc of America Funding Corp., 5.284%, due 09/20/35	5,865,455
2,867,647		Banc of America Funding Corp., 5.750%, due 09/20/34	2,858,346
2,534,344	S	Banc of America Funding Corp., 5.860%, due 05/20/36	2,544,227
1,074,277		Banc of America Mortgage Securities, 5.250%, due 11/25/19	1,067,866
823,412		Banc of America Mortgage Securities, 5.500%, due 11/25/33	811,384
2,061,105		Banc of America Mortgage Securities, 5.500%, due 06/25/35	2,052,167
977,701		Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	991,523
6,919,244		Bank of America Alternative Loan Trust, 6.500%, due 05/25/36	6,996,269

Principal Amount			Value
$1,289,923		Bear Stearns Alt-A Trust, 5.650%, due 07/25/34	$1,291,454
1,524,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	1,479,826
391,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	378,616
1,527,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,495,393
696,000		Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	677,714
110,000		Bear Stearns Commercial Mortgage Securities, 5.294%, due 09/11/41	110,447
672,000		Capco America Securitization Corp., 6.260%, due 10/15/30	683,418
456,000		Capco America Securitization Corp., 6.460%, due 10/15/30	467,439
1,950,000		Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,056,504
5,834,224		Chase Mortgage Finance Corp., 5.416%, due 12/25/35	5,764,972
290,626		Citicorp Mortgage Securities, Inc., 5.780%, due 03/25/33	292,215
390,000		Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	383,421
429,488		Citigroup Commercial Mortgage Trust, 5.720%, due 03/15/49	437,108
957,233		Citigroup Mortgage Loan Trust, Inc., 5.450%, due 02/25/35	958,031
3,842,566	S	Citigroup Mortgage Loan Trust, Inc., 5.952%, due 06/25/36	3,856,987
7,017,239		Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	7,027,056
1,093,000		Commercial Mortgage Pass - Through Certificates, 3.600%, due 03/10/39	1,058,189
3,266,000		Countrywide Alternative Loan Trust, 4.826%, due 09/29/46	3,266,000
7,753,359		Countrywide Alternative Loan Trust, 5.408%, due 10/25/35	7,658,923
3,200,265		Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	3,197,055

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$392,999	Countrywide Alternative Loan Trust, 5.500%, due 07/25/35	$394,852
640,081	Countrywide Alternative Loan Trust, 5.630%, due 02/25/35	640,688
80,592	Countrywide Alternative Loan Trust, 5.730%, due 02/25/33	80,789
814,123	Countrywide Alternative Loan Trust, 5.880%, due 04/25/33	819,080
1,756,626	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	1,767,451
8,478,223	Countrywide Alternative Loan Trust, 6.037%, due 09/25/36	8,501,559
4,186,474	Countrywide Home Loan Mortgage Pass-Through Trust, 5.733%, due 02/25/35	4,217,035
634,616	Countrywide Home Loan Mortgage Pass-Through Trust, 5.830%, due 04/25/18	638,141
915,605	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	885,587
430,430	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	412,275
451,000	Credit Suisse First Boston Mortgage Securities Corp., 4.321%, due 01/15/37	436,054
975,000	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	950,402
646,000	Credit Suisse First Boston Mortgage Securities Corp., 5.183%, due 11/15/36	645,663
411,218	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	409,788
9,430,570	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	9,585,088
688,000	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	720,281
6,640,846	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	6,562,405
545,809	First Horizon Asset Securities, Inc., 5.392%, due 10/25/35	542,137
937,090	Freddie Mac, 5.970%, due 04/15/32	949,364

Principal Amount			Value
$1,749,581		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	$1,713,862
698,000		GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	681,113
483,000		GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	476,185
468,333		GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	472,149
1,726,592		GMAC Mortgage Corp. Loan Trust, 4.602%, due 10/19/33	1,677,135
4,093,341		GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	4,026,664
595,000		Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	594,376
500,000		Greenwich Capital Commercial Funding Corp., 5.912%, due 07/10/38	515,926
736,941	#	GSMPS Mortgage Loan Trust, 5.680%, due 01/25/35	740,336
684,728		GSR Mortgage Loan Trust, 5.825%, due 06/25/35	683,398
1,310,083		Harborview Mortgage Loan Trust, 5.680%, due 01/19/35	1,316,246
659,365		Homebanc Mortgage Trust, 5.760%, due 08/25/29	660,753
361,481		JP Morgan Alternative Loan Trust, 5.516%, due 01/25/36	360,217
469,614		JP Morgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	458,358
1,700,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	1,656,405
1,558,898		JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	1,526,049
370,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.289%, due 05/15/45	371,273
100,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.338%, due 05/12/45	100,601
213,259		JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	216,782
4,263,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	4,379,230
440,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	453,580

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,139,347	S	JP Morgan Mortgage Trust, 5.409%, due 11/25/35	$6,066,473
866,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	839,998
225,000		LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	219,492
255,000		LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	247,368
289,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	285,362
520,000		LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	516,401
1,010,000		LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	999,882
413,325		LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	420,884
2,961,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,031,934
1,703,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	1,817,870
2,820,607		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	2,828,331
145,776		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	146,143
577,742		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	585,602
2,244,044		MASTR Seasoned Securities Trust, 5.730%, due 10/25/32	2,247,949
981,000		Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	966,908
320,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 4.711%, due 07/12/46	316,798
425,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.439%, due 02/12/39	429,066
1,946,335		MLCC Mortgage Investors, Inc., 5.560%, due 04/25/29	1,948,718
1,292,511		MLCC Mortgage Investors, Inc., 5.650%, due 10/25/28	1,292,738
644,319		MLCC Mortgage Investors, Inc., 5.650%, due 01/25/29	645,063
1,320,000		Morgan Stanley Capital I, 4.827%, due 06/12/47	1,297,210

Principal Amount		Value
$3,660,000	Morgan Stanley Capital I, 5.007%, due 01/14/42	$3,624,712
307,704	Morgan Stanley Capital I, 5.490%, due 07/12/44	311,239
160,000	Morgan Stanley Capital I, 5.741%, due 08/12/41	164,187
340,137	Morgan Stanley Capital I, 7.020%, due 03/15/32	350,867
246,885	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	238,719
1,770,309	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	1,792,595
1,038,000	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,105,841
3,558,608	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	3,422,828
6,023,937	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	5,781,719
3,465,506	Residential Accredit Loans, Inc., 5.730%, due 04/25/35	3,482,684
6,103,564	Residential Accredit Loans, Inc., 5.820%, due 08/25/35	6,134,315
619,155	Residential Funding Mtg Sec I, 5.730%, due 11/25/17	621,147
400,000	Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	424,683
765,583	Sequoia Mortgage Trust, 5.600%, due 01/20/35	767,493
222,245	Sequoia Mortgage Trust, 5.640%, due 11/20/33	222,422
1,170,615	Structured Adjustable Rate Mortgage Loan Trust, 5.640%, due 07/25/35	1,175,690
1,807,381	Structured Asset Mortgage Investments, Inc., 5.570%, due 04/19/35	1,811,655
6,561,916	Structured Asset Mortgage Investments, Inc., 6.766%, due 12/27/35	6,668,719
932,614	Thornburg Mortgage Securities Trust, 5.680%, due 12/25/33	934,142
3,394,273	Thornburg Mortgage Securities Trust, 5.700%, due 09/25/34	3,412,028
190,000	Wachovia Bank Commercial Mortgage Trust, 5.224%, due 07/15/42	190,347
407,916	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	413,400
420,000	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	432,576

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$5,829,117		Wamu Alternative Mortgage Pass-Through Certificates, 5.553%, due 07/25/46	$5,820,922
8,064,885		Wamu Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	8,117,889
1,890,000	+	Wamu Alternative Mortgage Pass-Through Certificates, 5.764%, due 10/25/36	1,890,000
2,045,000	+	Wamu Alternative Mortgage Pass-Through Certificates, 6.081%, due 09/25/36	2,049,608
887,644	S	Washington Mutual MSC Mortgage Pass-Through Certificates, 5.830%, due 01/25/18	890,601
3,000,000		Washington Mutual, Inc., 5.443%, due 10/25/46	3,000,000
1,027,140		Washington Mutual, Inc., 5.580%, due 01/25/45	1,029,364
968,834		Washington Mutual, Inc., 5.640%, due 01/25/45	975,362
1,000,000		Washington Mutual, Inc., 5.667%, due 10/25/46	1,003,447
2,012,565		Washington Mutual, Inc., 5.730%, due 08/25/45	2,021,611
1,215,666		Washington Mutual, Inc., 5.795%, due 06/25/44	1,220,706
1,919,367		Washington Mutual, Inc., 6.000%, due 06/25/34	1,915,170
2,160,000		Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	2,066,607
6,654,248		Wells Fargo Mortgage-Backed Securities Trust, 5.388%, due 08/25/35	6,566,001
2,809,131	S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	2,732,760
4,749,036	S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	4,628,829
5,520,316		Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	5,503,065
4,237,000		Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 10/25/36	4,234,352
			284,084,861
		Total Collateralized Mortgage Obligations (Cost $285,009,802)	284,084,861

Principal Amount			Value
MUNICIPAL BONDS: 0.7%
		California: 0.2%
$1,925,000		City of San Diego, 7.125%, due 06/01/32	$1,994,897
			1,994,897
		Michigan: 0.5%
4,625,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	4,644,471
			4,644,471
		Total Municipal Bonds (Cost $6,553,358)	6,639,368
Shares			Value
PREFERRED STOCK: 2.0%
		Banks: 0.5%
448		DG Funding Trust	$4,709,600
			4,709,600
		Diversified Financial Services: 0.5%
142,000	P	Merrill Lynch & Co., Inc.	3,676,380
41,975	P	National Rural Utilities Cooperative Finance Corp.	972,141
			4,648,521
		Insurance: 0.8%
125,557	@@	Aegon NV	3,175,337
48,306	@@	Aegon NV - Series 1	1,220,693
126,650	P	Metlife, Inc.	3,281,502
			7,677,532
		Real Estate Investment Trusts: 0.2%
103,025	P	Duke Realty Corp.	2,625,077
			2,625,077
		Total Preferred Stock (Cost $19,637,197)	19,660,730
WARRANTS: 0.0%
		Telecommunications: 0.0%
20		American Tower Corp.	10,311
			10,311
		Total Warrants (Cost $1,502)	10,311
		Total Long-Term Investments (Cost $1,071,556,819)	1,071,159,567

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 21.5%
	Repurchase Agreement: 4.8%
$48,524,000	Goldman Sachs Repurchase
	Agreement dated, 09/29/06,
	5.320%, due 10/02/06 $48,545,512
	to be received upon repurchase
	(Collateralized by $48,486,000
	U.S. Treasury Department, 4.6250%,
	Market Value plus accrued
	interest $49,494,927,
	due 03/31/09)		$48,524,000
	Total Repurchase Agreement (Cost $48,524,000)		48,524,000
	Securities Lending CollateralCC: 16.7%
169,060,933	The Bank of New York Institutional
	Cash Reserves Fund		169,060,933
	Total Securities Lending Collateral (Cost $169,060,933)		169,060,933
	Total Short-Term Investments (Cost $217,584,933)		217,584,933
	Total Investments in Securities (Cost $1,289,141,752)*	127.6%	$1,288,744,500
	Other Assets and Liabilities-Net	(27.6)	(278,410,198)
	Net Assets	100.0%	$1,010,334,302

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step-up basis bonds. Interest rates shown reflect current coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security.

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at September 30, 2006.

^  Interest only security.

MASTR  Mortgage Asset Securitization Transaction, Inc.

DKK  Danish Krone

JPY  Japanese Yen

*  Cost for federal income tax purposes is $1,290,274,106. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,121,684
Gross Unrealized Depreciation	(8,651,290)
Net Unrealized Depreciation	$(1,529,606)

Information concerning open futures contracts at September 30, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 5-Year Treasury Note	261	$27,539,579	12/29/2006	$149,587
U.S. 2-Year Treasury Note	789	161,350,500	12/29/2006	279,602
U.S. 10-Year Treasury Note	635	68,619,688	12/19/2006	592,138
		$257,509,767		$1,021,327
Short Contracts
U.S. Long Bond	822	$(92,397,938)	12/19/2006	$(1,352,704)
		$(92,397,938)		$(1,352,704)

ING Intermediate Bond Interest Rate Swap Agreements Outstanding on September 30, 2006:

	Termination Date	Notional Principal Amount	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 6-month USD-LIBOR plus 2.255% (notional value $6,934,305) and pay a fixed rate equal to 1.000% (notional value ¥1,500,000,000). Upon termination of the contract, receive $6,934,305 and pay ¥1,500,000,000.	3/1/34	SEE DESCRIPTION	$326,621
			$326,621

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

ING Intermediate Bond Credit Default Swap Agreements Outstanding on September 30, 2006:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS AG	Russian Federation 5% Step due 3/31/2030	Sell	0.31%	8/20/07	USD	$10,271,000	$7,909
UBS AG	Russian Federation 5% Step due 3/31/2030	Buy	(0.55)%	8/20/11	USD	5,136,000	(4,171)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875% due 10/15/2011	Buy	(2.65)%	9/20/11		USD1,287,500	980
UBS AG	Domtar Inc. 7.875% due 10/15/2011	Sell	2.60%	9/20/11	USD	1,288,000	(5,240)
Morgan Stanley Capital Services Inc.	Donnelley (R.R.) & Sons Company 4.95% due 4/1/2014	Buy	(1.40)%	9/20/11		USD1,327,500	(17,528)
Citibank N.A., New York	Glitnir Banki HF 3.284% floating rate due 1/27/2010	Buy	(0.60)%	9/20/11	USD	2,655,000	(20,032)
UBS AG	Glitnir Banki HF 3.284% floating rate due 1/27/2010	Buy	(0.61)%	9/20/11	USD	2,655,000	(21,195)
Morgan Stanley Capital Services Inc.	H.J. Heinz Co. 6% due 3/15/2008	Buy	(0.35)%	9/20/11		USD7,965,000	5,016
Morgan Stanley Capital Services Inc.	H.J. Heinz Co. 6% due 3/15/2008	Buy	(0.41)%	9/20/11		USD9,292,500	(18,803)
Barclays Bank PLC	Kinder Morgan Inc. 6.5% due 9/1/2012	Sell	1.70%	9/20/11	USD	515,000	6,166
Merrill Lynch International	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	9/20/11		USD1,288,000	(19,707)
UBS AG	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	9/20/11	USD	1,288,000	(26,024)
UBS AG	Rogers Wireless Inc. 6.375% due 3/1/2014	Sell	1.30%	9/20/11	USD	2,568,000	33,322
Citibank N.A., New York	Dow Jones CDX.NA.IG.6 Index (7 - 10% Tranche)	Sell	1.0025%	6/20/16		USD7,646,400	(30,397)
Citibank N.A., New York	Dow Jones CDX.NA.IG.6 Index (3 - 7% Tranche)	Buy	(4.66)%	6/20/16		USD2,575,350	27,263
Citibank N.A., New York	Countrywide Home Loan 4% due 3/22/2011	Buy	(0.57)%	9/20/16	USD	3,832,000	11,864
UBS AG	XL Capital LTD 5.25% due 9/15/2014	Buy	(0.61)%	9/20/16	USD	2,655,000	(30,930)
UBS AG	XL Capital LTD 5.25% due 9/15/2014	Buy	(0.61)%	9/20/16	USD	5,310,000	(61,861)
							$(163,368)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Principal Amount		Rating(1)	Value
MUNICIPAL BONDS: 94.4%
	California: 14.3%
$1,000,000	California Housing Finance Agency, 4.600%, due 08/01/21	Aa2/AA-	$1,010,620
1,000,000	Clovis Public Financing Authority, 5.000%, due 08/01/26	Aaa/NR	1,061,920
1,000,000	Pleasant Valley School District, 5.850%, due 08/01/31	Aaa/AAA	1,230,888
500,000	San Marcos California Public Facility Authority Tax Allocation Reserve, 5.000%, due 08/01/21	Aaa/AAA	528,865
			3,832,293
	Colorado: 4.0%
1,000,000	Interlocken Metropolitan District, 5.750%, due 12/15/19	NR/AAA	1,062,070
			1,062,070
	Connecticut: 2.1%
520,000	Connecticut State Development Authority SPL Obligation, 5.000%, due 10/15/23	Aaa/AAA	553,800
			553,800
	Florida: 8.3%
750,000	City of Gulf Breeze, 5.050%, due 12/01/20	Aaa/AAA	800,513
250,000	City of Tallahassee, 6.375%, due 12/01/30	Baa2/NR	268,663
100,000	County of Orange, 5.250%, due 10/01/23	Aaa/AAA	108,304
500,000	Florida State Board of Education, 5.750%, due 06/01/22	Aa1/AAA	538,415
500,000	Tampa Housing Authority, 4.650%, due 07/01/22	NR/AAA	509,995
			2,225,890
	Illinois: 7.6%
1,000,000	De Kalb-Ogle Etc Counties Community College District No. 523, 5.750%, due 02/01/11	Aaa/NR	1,067,020
1,000,000	Illinois Finance Authority, 5.000%, due 08/15/24	NR/NR	981,860
			2,048,880
	Nevada: 8.0%
1,000,000	County of Clark, 5.000%, due 06/01/32	Aaa/AAA	1,040,010
1,100,000	Washoe County, 6.300%, due 12/01/14	Aaa/AAA	1,118,986
			2,158,996

Principal Amount		Rating(1)	Value
	New Hampshire: 2.8%
$740,000	New Hampshire Housing Finance Authority, 4.850%, due 07/01/26	Aaa/NR	$753,150
			753,150
	New Mexico: 2.0%
500,000	New Mexico Finance Authority, 5.000%, due 04/01/16	Aaa/AAA	537,845
			537,845
	New York: 17.8%
690,000	Albany Industrial Development Agency, 7.750%, due 01/01/10	NR/NR	742,419
1,000,000	City of New York, 5.000%, due 08/01/24	A1/AA-	1,056,620
1,000,000	New York State Dormitory Authority, 5.500%, due 07/01/15	Aaa/AAA	1,077,370
1,000,000	Port Authority of New York & New Jersey, 6.250%, due 12/01/11	Aaa/AAA	1,115,140
775,000	Westchester County Industrial Development Agency, 4.750%, due 07/01/20	NR/A	794,205
			4,785,754
	North Carolina: 4.0%
295,000	New Hanover County, 5.750%, due 11/01/12	Aa2/AA	322,338
710,000	Raleigh North Carolina Certificates, 5.000%, due 02/01/24	Aa2/AA+	748,297
			1,070,635
	North Dakota: 1.0%
250,000	Oliver County, 5.300%, due 01/01/27	Aaa/AAA	262,033
			262,033
	Ohio: 0.2%
55,000	Lakota Local School District, 7.000%, due 12/01/10	Aaa/AAA	62,242
			62,242
	Oklahoma: 8.1%
1,000,000	Oklahoma Industries Authority, 6.000%, due 08/15/19	NR/AAA	1,069,331
1,000,000	Payne County Economic Development Authority, 6.375%, due 06/01/30	Baa3/NR	1,116,470
			2,185,801
	Pennsylvania: 4.0%
1,000,000	Lebanon County Health Facilities Authority, 6.000%, due 11/15/35	Baa2/BBB	1,081,860
			1,081,860

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Rating(1)	Value
	Rhode Island: 0.4%
$35,000	Dunns Corner Fire District, 8.000%, due 06/01/07	NR/NR	$35,970
35,000	Dunns Corner Fire District, 8.050%, due 06/01/08	NR/NR	37,384
35,000	Dunns Corner Fire District, 8.100%, due 06/01/09	NR/NR	38,736
			112,090
	Tennessee: 0.9%
240,000	Knox County Health Educational & Housing Facilities Board, 5.750%, due 04/01/19	Baa1/NR	250,310
			250,310
	Texas: 7.8%
500,000	Alamo Community College District, 5.000%, due 02/15/24	Aaa/AAA	531,715
200,000	Cleburne 4B Economic Development Corp., 5.625%, due 02/15/27	Aaa/NR	214,084
165,000	Harris County-Houston Sports Authority, 5.000%, due 11/15/28	Aa3/AAA	168,191
1,000,000	Harris County Health Facilities Development Corp, 5.750%, due 07/01/27	Aaa/AAA	1,195,070
			2,109,060
	Virginia: 1.1%
290,000	Virginia Housing Development Authority, 4.500%, due 04/01/24	Aaa/AAA	287,744
			287,744
	Total Municipal Bonds (Cost $24,779,141)		25,380,453
	Total Investments in Securities (Cost $24,779,141)*	94.4%	$25,380,453
	Other Assets and Liabilities-Net	5.6	1,507,137
	Net Assets	100.0%	$26,887,590

SPL  Special Purpose Loan

(1)  Credit ratings are provided by Moody's Investor's Service, Inc. and Standards and Poor's Rating Group

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$659,383
Gross Unrealized Depreciation	(58,071)
Net Unrealized Appreciation	$601,312

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)  AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 4.1%
$5,000,000		Credit Suisse, 5.506%, due 02/02/07	$4,988,035
26,800,000		Mizuho Corporate Bank, 5.350%, due 10/13/06	26,800,012
		Total Certificates of Deposit (Cost $31,788,047)	31,788,047
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.9%
6,000,000	#, C	Cheyne High Grade ABS CDO Ltd., 5.466%, due 11/10/06	6,000,000
5,400,000	#, C, I	Newcastle CDO Ltd., 5.360%, due 10/24/06	5,400,000
5,400,000	#, C, I	Newcastle CDO Ltd., 5.360%, due 09/24/07	5,400,000
5,600,000	#, C	Putnam Structured Product CDO, 5.350%, due 11/15/06	5,600,000
		Total Collateralized Mortgage Obligations (Cost $22,400,000)	22,400,000
COMMERCIAL PAPER: 37.3%
2,000,000		ANZ National Bank, 5.170%, due 04/04/07	1,946,864
8,000,000		ASB Bank Ltd., 5.270%, due 10/18/06	7,980,091
34,000,000		BHP Billiton Finance USA Ltd. 5.280%, due 10/05/06	33,942,933
4,841,000		Barton Capital Corp., 5.320%, due 10/05/06	4,838,138
15,000,000		Cargill, Inc., 5.280%, due 10/05/06	14,978,000
5,000,000		Cargill Asia Pacific, 5.300%, due 10/03/06	4,998,528
30,900,000		Citigroup Funding, Inc., 5.300%, due 10/06/06	30,877,254
33,500,000		Concord Minutemen Capital Co., LLC, 5.290%, due 10/18/06	33,416,315
27,930,000		Crown Point Capital Co., 5.290%, due 10/16/06	27,868,438
16,000,000		Duke Funding High Grade I Ltd., 5.300%, due 10/13/06	15,962,943
15,864,000		Galaxy Funding, Inc., 5.450% due 10/02/06	15,861,598
8,500,000		Jupiter Securitization Corp, 5.280%, due 10/27/06	8,467,587
10,750,000		Louis Dreyfus Corp., 5.280%, due 10/20/06	10,708,702
35,824,000		Monument Gardens Funding, 5.280%, due 10/23/06	35,708,322
4,000,000		St. Germain Holdings Ltd., 5.275%, due 10/10/06	3,994,725
10,947,000		Thunder Bay Funding, LLC, 5.290%, due 10/17/06	10,919,956
13,000,000		Tulip Funding Corp., 5.280%, due 10/30/06	12,944,705
10,000,000		Variable Funding Capital, 5.280%, due 10/18/06	9,975,067

Principal Amount			Value
$5,316,000		Yorktown Capital, LLC, 5.280%, due 10/20/06	$5,301,186
		Total Commercial Paper (Cost $290,691,352)	290,691,352
CORPORATE BONDS/NOTES: 49.3%
15,000,000	#	Allstate Life Global Funding II, 5.350%, due 11/09/06	15,000,835
5,300,000	#	Allstate Life Global Funding II, 5.442%, due 04/02/07	5,302,109
11,600,000		American Express Bank, 5.286%, due 01/26/07	11,600,000
12,500,000		American Express Bank FSB, 5.333%, due 12/01/06	12,500,804
9,500,000	#, C	American General Finance Corp., 5.360%, due 10/15/07	9,499,922
1,000,000		American General Finance Corp., 5.565%, due 11/15/06	1,000,164
15,000,000		Bank of America NA, 5.310%, due 11/21/06	14,999,883
10,000,000		Bank of America NA, 5.315%, due 04/18/07	9,999,541
3,750,000	#	Bank of New York, 5.386%, due 10/26/07	3,750,000
5,725,000		Bear Stearns Cos., Inc., 5.364%, due 10/26/07	5,725,000
10,500,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	10,503,228
5,800,000		Bear Stearns Cos., Inc., 5.401%, due 11/05/07	5,800,000
4,000,000		Bear Stearns Cos., Inc., 5.483%, due 03/01/07	4,003,050
4,427,000		Bear Stearns Cos., Inc., 5.615%, due 07/27/07	4,430,991
12,000,000		BNP Paribas, 5.140%, due 01/26/07	12,000,000
3,000,000	#	Concord Minutemen Capital Co., LLC, 5.300%, due 10/17/07	2,999,970
4,000,000		Credit Suisse, 5.358%, due 03/27/07	3,999,866
15,000,000		Credit Suisse, 5.470%, due 01/12/07	14,997,643
21,000,000		Duke Funding High Grade I Ltd., 5.300%, due 12/06/06	21,000,000
8,400,000		General Electric Capital Corp., 5.445%, due 07/09/07	8,400,000
11,890,000		General Electric Capital Corp., 5.447%, due 06/22/07	11,897,488
8,500,000	I	Goldman Sachs Group, Inc., 5.370%, due 02/14/07	8,500,000
10,000,000	I	Goldman Sachs Group, Inc., 5.370%, due 05/11/07	10,000,000
5,300,000	#	Goldman Sachs Group, Inc., 5.380%, due 11/15/07	5,300,000
4,200,000	@@, #	HBOS Treasury Services PLC, 5.373%, due 11/01/07	4,200,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
$16,085,000	@@, #	HBOS Treasury Services PLC, 5.459%, due 10/24/07	$16,092,100
2,889,000		HSBC Finance Corp., 5.473%, due 01/30/07	2,891,444
7,000,000		Lehman Brothers Holdings, Inc., 5.395%, due 07/19/07	7,005,315
20,500,000		Merrill Lynch & Co., Inc., 5.296%, due 07/27/07	20,500,000
11,500,000	#, I	Money Market Trust Series A, 5.405%, due 10/10/07	11,500,000
5,000,000		Morgan Stanley, 5.342%, due 11/02/07	5,002,877
12,000,000		Morgan Stanley, 5.396%, due 10/26/07	12,005,338
5,000,000		Morgan Stanley, 5.530%, due 02/15/07	5,003,078
8,400,000		Morgan Stanley, 5.640%, due 01/12/07	8,402,746
30,000,000		PNC Bank NA, 5.294%, due 01/29/07	29,999,722
4,000,000	@@, C	Royal Bank of Scotland Group PLC, 5.496%, due 04/27/07	3,966,512
10,000,000		Toyota Motor Credit Corp., 5.130%, due 04/26/07	10,000,000
10,000,000	#	Verizon Global Funding Corp., 5.500%, due 01/12/07	10,000,000
2,500,000		Wachovia Corp., 5.540%, due 02/06/07	2,500,572
14,000,000		Washington Mutual Bank, 5.440%, due 02/28/07	14,003,567
4,500,000		Wells Fargo & Co., 5.373%, due 11/02/07	4,500,000
3,300,000		Westpac Banking Corp., 5.430%, due 10/11/07	3,300,000
		Total Corporate Bonds/Notes (Cost $384,083,765)	384,083,765
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.5%
20,000,000		Federal Home Loan Bank, 5.555%, due 08/15/07	20,000,000
		Total U.S. Government Agency Obligations (Cost $20,000,000)	20,000,000

Principal Amount	Value
REPURCHASE AGREEMENT: 3.6%

$28,139,000	Goldman Sachs Repurchase
	Agreement dated 09/29/06, 5.320%,
	due 10/02/06, $28,151,475 to be
	received upon repurchase
	(Collateralized by $28,117,000
	U.S. Treasury Note, 4.625% Market
	Value plus accrued interest
	$28,702,076, due 03/31/08)	$28,139,000

Total Repurchase Agreement (Cost $28,139,000)		28,139,000
Total Investments in Securities (Cost $777,102,164)*	99.7%	$777,102,164
Other Assets and Liabilities-Net	0.3	2,049,271
Net Assets	100.0%	$779,151,435

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

ABS  Asset-Backed Securities

CDO  Collateralized Debt Obligations

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

I  Illiquid security

*  Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME   PORTFOLIO OF INVESTMENTS
MONEY MARKET FUND(1)  AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 0.5%
$750,000		Deutsche Bank, 5.030%, 02/14/07	$748,938
		Total Certificates of Deposit (Cost $748,938)	748,938
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.7%
1,000,000	#, C	Cheyne High Grade ABS CDO Ltd., 5.466%, due 11/10/06	1,000,000
		Total Collateralized Mortgage Obligations (Cost $1,000,000)	1,000,000
COMMERCIAL PAPER: 52.6%
2,750,000		ANZ National Bank, 5.260%, 04/04/07	2,677,220
1,027,000		Barton Capital Corp., 2.700%, 10/02/06	1,026,846
1,018,000		Barton Capital Corp., 5.060%, 10/20/06	1,015,147
5,000,000		BHP Billiton Finance USA Ltd., 5.100%, due 10/26/06	4,981,667
700,000		CAFCO, LLC, 5.010%, 10/19/06	698,156
2,000,000		Cargill Asia Pacific, 3.530%, due 10/03/06	1,999,411
4,000,000		Cargill, Inc., 4.230%, due 10/05/06	3,997,653
5,000,000		Citigroup Funding, Inc., 4.420%, due 10/06/06	4,996,319
3,775,000		Concord Minutemen Capital Co., 5.000%, due 10/18/06	3,765,579
3,000,000		Concord Minutemen Capital Co., 5.010%, due 10/18/06	2,992,506
4,000,000		Crown Point Capital Co., 5.040%, due 10/20/06	3,988,832
2,700,000		Dexia Delaware, LLC, 4.980%, 10/16/06	2,694,038
2,900,000		HBOS Treasury Services PLC, 5.100%, due 10/24/06	2,890,180
600,000		IXIS, 5.090%, 10/25/06	597,888
250,000		IXIS, 5.100%, 01/04/07	246,649
800,000		IXIS, 5.190%, 11/08/06	795,524
517,000		Jupiter Securitization Corp., 4.900%, due 10/13/06	516,087
1,479,000		Jupiter Securitization Corp., 4.980%, due 10/16/06	1,475,734
566,000		Jupiter Securitization Corp., 5.200%, due 10/10/06	562,667
298,000		Jupiter Securitization Corp., 5.230%, due 10/20/06	295,806
3,000,000		Louis Dreyfus Corp., 5.030%, due 10/20/06	2,991,648
1,000,000		Louis Dreyfus Corp., 5.140%, due 10/31/06	995,592
1,052,000		Park Avenue Receivables, 4.900%, 10/13/06	1,050,141
511,000		Park Avenue Receivables, 4.980%, 10/17/06	509,801
2,000,000		Park Avenue Receivables, 5.030%, 10/20/06	1,994,427

Principal Amount			Value
$1,000,000		St. Germain Holdings Ltd., 4.750%, due 10/10/06	$998,681
2,500,000		St. Germain Holdings Ltd., 5.030%, due 10/19/06	2,493,381
1,260,000		Societe Generale, Inc., 5.080%, 10/19/06	1,256,630
4,000,000		Thunder Bay Funding, LLC, 5.030%, due 10/20/06	3,988,853
786,000		Tulip Funding Corp., 4.980%, due 10/24/06	783,399
508,000		Tulip Funding Corp., 5.010%, due 10/27/06	506,100
4,000,000		Tulip Funding Corp., 5.130%, due 10/30/06	3,982,987
942,000		UBS Finance, Inc., 4.830% 10/11/06	940,613
764,000	@@	UBS Finance, Inc., 5.150%, 10/19/06	761,956
600,000		Westpac Banking Corp., 5.190%, due 11/10/06	596,477
2,000,000		Westpac Banking Corp., 5.260%, due 11/17/06	1,986,083
726,000		Windmill Funding, 4.840%, 10/12/06	724,927
1,400,000		Windmill Funding, 4.960%, 10/16/06	1,396,920
2,000,000		Windmill Funding, 5.120%, 10/30/06	1,991,501
2,000,000		Yorktown Capital, LLC, 5.030%, 10/20/06	1,994,427
		Total Commercial Paper (Cost $74,158,453)	74,158,453
CORPORATE BONDS/NOTES: 28.1%
2,000,000		American Express Centurion Bank, 5.410%, due 07/19/07	2,001,768
1,000,000	#, C	American General Finance Corp., 5.350%, due 11/15/07	999,984
2,000,000		American General Finance Corp., 5.470%, due 04/05/07	2,000,859
1,500,000	#	American Honda Finance Corp., 5.540%, due 12/12/06	1,500,376
500,000		Bear Stearns Cos., Inc., 5.364%, due 10/26/07	500,000
1,200,000		Bear Stearns Cos., Inc., 5.534%, due 01/16/07	1,200,507
690,000		Bear Stearns Cos., Inc., 5.700%, due 01/15/07	690,522
2,000,000		BNP Paribas, 5.322%, due 01/26/07	2,000,000
2,000,000		Credit Suisse USA, Inc., 5.905%, due 02/15/07	2,003,678
1,900,000		Dexia Credit Local NY, 5.261%, due 11/06/06	1,899,868
1,000,000	I	Goldman Sachs Group LP, 5.360%, due 05/11/07	1,000,000
1,500,000	#	Goldman Sachs Group LP, 5.420%, due 09/14/07	1,500,000
1,500,000	@@, #	HBOS Treasury Services PLC, 5.459%, due 10/24/07	1,501,255

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME   PORTFOLIO OF INVESTMENTS
MONEY MARKET FUND(1)  AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
$3,000,000		Merrill Lynch & Co., Inc., 5.296%, due 07/27/07	$3,000,000
800,000		Merrill Lynch & Co., Inc., 5.495%, due 07/09/07	800,592
2,000,000		Merrill Lynch & Co., Inc., 5.515%, due 03/19/07	2,001,327
2,000,000	#, I	Money Market Trust Series A-2, 5.395%, due 11/08/07	2,000,000
1,200,000		Morgan Stanley, 5.342%, due 11/02/07	1,200,691
1,205,000		Morgan Stanley, 5.500%, due 11/09/06	1,205,043
4,000,000	@@, C	Royal Bank of Scotland Group PLC, 3.950%, due 04/27/07	3,966,512
800,000		Sciete Generale NA, Inc., 5.380%, 10/12/06	798,704
5,000,000		Toyota Motor Credit Corp., 5.312%, due 04/26/07	5,000,000
885,000	C	UnitedHealth Group, Inc., 5.200%, due 01/17/07	884,387
		Total Corporate Bonds/Notes (Cost $39,656,073)	39,656,073
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.7%
1,000,000		Federal Home Loan Bank, 5.575%, due 08/17/07	1,000,000
		Total U.S. Government Agency Obligations (Cost $1,000,000)	1,000,000
REPURCHASE AGREEMENT: 17.3%

24,393,000	Deutsche Bank Repurchase Agreement date 09/29/06, 5.250%, due 10/02/06 $24,403,672 to be received upon repurchase (Collateralized by $24,585,000 various U.S. Government Agency obligations, 3.625%-5.375%, Market value plus accrued interest $24,884,104 due 07/05/07-11/14/08).		24,393,000
	Total Repurchase Agreement (Cost $24,393,000)		24,393,000
	Total Investments in Securities (Cost $140,956,464)*	99.9%	$140,956,464
	Other Assets and Liabilities-Net	0.1	129,347
	Net Assets	100.0%	$141,085,811

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

ABS  Asset-Backed Securities

CDO  Collateralized Debt Obligations

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

I  Illiquid security

*  Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

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(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

Fixed Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Global Natural Resources Fund

ING Russia Fund

International Fixed Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*  An investment in the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser	Transfer Agent
ING Investments, LLC	DST Systems, Inc.

7337 East Doubletree Ranch Road	330 West 9th Street

Scottsdale, Arizona 85258	Kansas City, Missouri 64105

Administrator	Custodian
ING Funds Services, LLC	The Bank of New York

7337 East Doubletree Ranch Road	One Wall Street

Scottsdale, Arizona 85258	New York, New York 10286

Distributor	Legal Counsel
ING Funds Distributor, LLC	Dechert

7337 East Doubletree Ranch Road	1775 I Street, N.W

Scottsdale, Arizona 85258	Washington, D.C. 20006

1-800-334-3444

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFIALL      (0906-112206)

ITEM 2.          CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.          AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.          SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.          PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.        CONTROLS AND PROCEDURES.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)       The Code of Ethics is not required for the semi-annual filing.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)       Not required for semi-annual filing.

(b)           The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 29, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 29, 2006

5